AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 2000

                                                             FILE NO. 33-43133
                                                             FILE NO. 811-6422


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                        PRE-EFFECTIVE AMENDMENT NO. ____             [ ]
                         POST-EFFECTIVE AMENDMENT NO. 14             [X]
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]
                                AMENDMENT NO. 15                     [X]

                                    AON FUNDS
                           (Exact Name of Registrant)

                             123 North Wacker Drive
                             Chicago, Illinois 60606
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (312) 701-3300

                                MICHAEL A. CONWAY
                                    President
                                    Aon Funds
                             123 North Wacker Drive
                             Chicago, Illinois 60606
               (Name and Address of Agent for Service of Process)

                                    Copy to:

                              ANDREW H. SHAW, ESQ.
                                 Sidley & Austin
                                 Bank One Plaza
                                10 South Dearborn
                             Chicago, Illinois 60603
                              ---------------------

                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:


  X        immediately upon filing pursuant to paragraph (b) of Rule 485
-----
           on                   pursuant to paragraph (b) of Rule 485
-----         -----------------
           60 days after filing pursuant to paragraph (a) of Rule 485
-----
           on                   pursuant to paragraph (a) of Rule 485
-----         -----------------
           75 days after filing pursuant to paragraph (a) (ii) of Rule 485
-----
           on                   pursuant to paragraph (a) (ii) of Rule 485
-----         -----------------

                                   PROSPECTUS

                                    AON FUNDS
                       123 NORTH WACKER DRIVE, 29th floor
                             CHICAGO, ILLINOIS 60606
                                February 29, 2000
                                   (Aon Logo)




MONEY MARKET FUND


GOVERNMENT SECURITIES FUND


ASSET ALLOCATION FUND


REIT INDEX FUND



This Prospectus provides information about Aon Funds that you should know before investing. You should keep this Prospectus for future reference.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not determine that the information in this prospectus is accurate or complete and it has not approved or disapproved of these securities. Anyone who represents to you otherwise is committing a criminal offense.

                  TABLE OF CONTENTS


         1        Overview of Funds
         1             Money Market Fund
         2             Government Securities Fund
         3             Asset Allocation Fund
         4             REIT Index Fund
         5        Types of Investment Risk
         6        Fund Expenses
         8        Financial Highlights
        12        Additional Investment Policies and Risks
        12             Money Market Fund
        13             Government Securities Fund
        14             Asset Allocation Fund
        14             REIT Index Fund
        16        Management of the Trust
        17        Net Asset Value
        18        Purchase of Shares
        19        Redemption of Shares
        21        Additional Services to Investors
        22        Dividends, Distributions and Taxes
        23        Additional Information


Rely only on the information contained in this document. We have not authorized anyone to provide you with information that is different. This prospectus is not an offer to sell securities in any place where it would be illegal to do so.

"Aon" refers to Aon Corporation. "Aon Funds" and the "Trust" refer to Aon Funds, an open-ended management investment company, and "Fund" or "Funds" refer to one or more of the four separate series of shares of Aon Funds, as more fully described under "Additional Information." "Adviser" refers to Aon Advisors, Inc., a wholly-owned subsidiary of Aon.

                               OVERVIEW OF FUNDS

MONEY MARKET FUND

Investment Objective and
Principal Strategy

The investment objective of the Money Market Fund is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by investing in a portfolio of high-quality, short-term money market instruments which include:

o        U.S Government securities
o        Certificates of deposit and time deposits issued by U.S. banks
o        Repurchase agreements with banks or government securities dealers
o Commercial paper (unsecured promissory notes issued by corporations to finance short-term credit needs)

The Fund will invest only in U.S. dollar-denominated instruments maturing in 13 months or less. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. By restricting the maturity of its investments, the Fund seeks to limit changes in the value of its assets resulting from market factors in order to maintain a constant net asset value of $1.00 per share. See "Net Asset Value" for a more complete discussion of how net asset value is determined.

Principal Risks
The Fund invests in securities that may not earn as high a level of current income as long-term or lower quality securities. The rate of return to shareholders will vary with the general levels of interest rates that apply to short-term, high quality debt instruments. Changes in the Fund's operating expenses will also affect the rate of return.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This Fund may be appropriate for:
o        Conservative investors primarily concerned with stability of principal
o        Investors needing liquidity to match shorter-term investment goals

7 Day Yield

As of December 31, 1999, the 7 day effective yield was 5.82%.


The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since its inception. The table shows how the Fund's average annual returns for one year, five years, and inception to date compare with those of the Lipper Money Market Fund Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

Calendar Year Total Returns
As of December 31 of each year

                       1993    1994    1995    1996    1997    1998     1999
Money Market Fund      3.12%   4.15%   5.98%   5.34%   5.49%   5.47%    5.10%


Best and Worst Quarterly Performance

During the periods shown in the above chart, the highest return for a quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.76% (quarter ended June 30, 1993).

                                                                   Since
Average Annual Total Returns                                     inception
As of December 31, 1999                   1-year      5-years     01/03/92
                                          ------      -------    ---------

Money Market Fund                          5.10%       5.47%        4.77%
Lipper Money Market Fund Index             4.74%       5.10%        4.42%


See "Additional Investment Policies and Risks--Money Market Fund" for a more complete discussion regarding the risks associated with this Fund.

                                  Aon Funds 1

GOVERNMENT SECURITIES FUND

Investment Objective and
Principal Strategy

The investment objective of the Government Securities Fund is to seek high current income with limited credit risk through investing in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Government Securities Fund will invest at least 80% of its total assets in U.S. Government securities of various maturities. The U.S. Government securities in which the Fund may invest include:

o        U.S. Treasury bills, notes, and bonds

And obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including those of:

o        Government National Mortgage Association ("GNMA")
o        Federal Home Loan Banks
o        Federal National Mortgage Association ("FNMA")
o        Federal Land Banks
o        Farmer's Home Administration
o        Student Loan Marketing Association

The Fund seeks to enhance returns by varying the average maturity of the portfolio. Generally, the average maturity is between three to twelve years. The Fund has in the past invested principally in non-callable, non-prepayable securities with an emphasis on obligations issued or guaranteed by U.S. Government agencies. However, the Fund has the flexibility to invest up to 50% of its net assets in securities of the GNMA and FNMA and may invest in certain other securities which may involve a risk of early repayment of principal. Prevailing interest rates at the time of such prepayments may be lower than the current yield of the Fund; therefore, such prepayment could adversely affect the yield of the Fund. If the Fund is attempting to adjust the average maturity or take advantage of relatively attractive prices, it may sell securities within the portfolio.

Principal Risks

The Government Securities Fund is subject to the risks associated with investing in longer-term fixed income securities such as bonds. Bonds are issued to evidence loans that investors make to corporations and governments. They are vulnerable principally to interest rate risk, but are also exposed to market risk. See "Types of Investment Risk" for definitions of these risks.

The value of U.S. Government securities owned by the Government Securities Fund will fluctuate in response to various market forces and will generally vary inversely with prevailing interest rate levels. Therefore, the value of an investment in the Fund also will fluctuate and you may lose money investing in this Fund. In this regard, any U.S. Government or agency guarantee of securities held in the Government Securities Fund does not guarantee the value of an investment in the Fund.

This Fund may be appropriate for:

o Investors seeking an opportunity for higher income and capital appreciation unavailable with shorter-term debt investments
o Investors who desire the relative credit safety that U.S. Government securities offer

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the Lehman Brothers U.S.Government Bond Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

Calendar Year Total Returns
As of December 31 of each year


                                     1997       1998       1999
Government Securities Fund           10.00%     10.58%     -4.43%

Best and Worst Quarterly Performance

During the periods shown in the above chart, the highest return for a quarter was 5.80% (quarter ended September 30, 1998) and the lowest return for a quarter was -1.79% (quarter ended June 30, 1999).

                                  Aon Funds 2

                                                                  Since
Average Annual Total Returns                                    inception
As of December 31, 1999                              1-year      09/03/96
                                                     ------      --------

Government Securities Fund                           -4.43%        5.67%
Lehman Brothers U.S. Government Bond Index           -2.23%        6.39%


See "Additional Investment Policies and Risks--Government Securities Fund" for a more complete discussion regarding the risks associated with this Fund.

ASSET ALLOCATION FUND

Investment Objective and
Principal Strategy

The investment objective of the Asset Allocation Fund is to maximize total return on invested capital, to be derived from capital appreciation, dividends and interest. This Fund follows a flexible asset allocation strategy that shifts among a wide range of investments and markets. Assets are invested in equity securities, debt securities and money market instruments, the proportion of each being continuously determined by the Adviser. The Fund generally seeks to acquire equity securities of businesses that generate significant operating margins, strong cash flow, or high returns on capital. The Adviser evaluates the purchase price of the stock in relation to historical and projected earnings and cash flow. The Fund seeks to buy those equities where the price is reasonable relative to the projected growth in the earnings and cash flow of the business. The Fund may invest in small, mid-capitalization and large companies. The Fund buys primarily U.S. Treasury securities and investment grade bonds for the fixed income portion of the portfolio. The Fund may sell equity securities when, based on earnings, or valuation, they no longer are attractive. The Fund may sell debt securities if their fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

Principal Risks

The Asset Allocation Fund is subject to the risks associated with investing in both equity securities and bonds. These risks include market risk, event risk, interest rate risk, credit risk, and political/legal risk. The Asset Allocation Fund is also subject to small/mid-capitalization company risk. See "Types of Investment Risk" for definitions of these risks. The value of an investment in the Fund will fluctuate, and you may lose money investing in the Fund.

This Fund may be appropriate for:

o Investors wishing to invest in a mix of stocks, bonds and money market instruments within the same mutual fund
o Investors who want a professional investment adviser to make their investment allocation decisions

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the Lipper Flexible Portfolio Fund Average. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

Calendar Year Total Returns
As of December 31 of each year

                               1995      1996      1997      1998      1999
Asset Allocation Fund         33.77%    10.47%    31.46%    5.57%     14.31%

Best and Worst Quarterly Performance

During the periods shown in the above chart, the highest return for a quarter was 16.15% (quarter ended June 30, 1997) and the lowest return for a quarter was -12.65% (quarter ended September 30, 1998).


                                  Aon Funds 3

                                                                      Since
Average Annual Total Returns                                        inception
As of December 31, 1999                      1-year      5-years     03/01/94
                                             ------      -------     --------

Asset Allocation Fund                         14.31%      18.57%       15.85%
Lipper Flexible Portfolio Fund Average        12.50%      16.93%       14.61%




See "Additional Investment Policies and Risks--Asset Allocation Fund" for a more complete discussion regarding the risks associated with this Fund.


REIT INDEX FUND

Investment Objective and
Principal Strategy

The investment objective of the REIT Index Fund is to provide capital appreciation and accumulation of income that corresponds to the investment return of the Morgan Stanley REIT Index, a benchmark of U.S. real estate investment trusts ("REITs"). The Fund seeks to achieve this objective by investing primarily in securities of REITs comprising the Morgan Stanley REIT Index, which are principally engaged in or related to the real estate industry, including ownership of significant real estate assets. The Fund will invest only in equity REITs and generally will hold dividend paying REIT securities. The Fund will not invest directly in real estate.

Active portfolio management strategies are not used in making investment decisions for the REIT Index Fund. Rather, the Fund utilizes a passive investment management approach. The Fund may use statistical selection techniques to determine which securities to purchase or sell to most efficiently replicate the investment return of the Morgan Stanley REIT Index.

Principal Risks

The REIT Index Fund is subject to the general risks associated with investing in equity securities. These risks include event risk, market risk, and political/legal risk. See "Types of Investment Risks" for definitions of these risks. The REIT Index Fund also involves real estate industry risk. In general, real estate values are affected by a variety of factors, including:

o        Supply and demand for properties
o        The health of the U.S. economy and regional economies
o        The strength of specific industries renting properties

Ultimately, a REIT's performance depends on the types and locations of the properties it owns and how well the REIT manages its properties. REITs are also subject to interest rate risk because of the significant amount of dividend income they generally provide.

The value of an investment in the Fund will fluctuate, and you may lose money investing in the Fund.

This Fund may be appropriate for:

o Investors looking for exposure to a broad range of properties diversified geographically and by industry
o    Investors primarily pursuing long-term growth and income
o Investors seeking to diversify their assets using an investment that may move independently of the overall market

The bar chart and table below illustrate how performance can vary and give you an indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year since inception. The table shows how the Fund's average annual returns for one year and inception to date compare with those of the Morgan Stanley REIT Index. The information assumes the reinvestment of all dividends and distributions. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

Calendar Year Total Returns
As of December 31 of each year

                             1997       1998       1999
REIT Index Fund             18.75%     -17.11%    -4.65%

                                  Aon Funds 4

Best and Worst Quarterly Performance

During the periods shown in the above chart, the highest return for a quarter was 11.65% (quarter ended September 30, 1997) and the lowest return for a quarter was -10.46% (quarter ended September 30, 1998).

                                                                 Since
Average Annual Total Returns                                   inception
As of December 31, 1999                              1-year     09/03/96
                                                     ------     --------

REIT Index Fund                                      -4.65%       4.11%
Morgan Stanley REIT Index                            -4.55%       4.34%


See "Additional Investment Policies and Risks--REIT Index Fund" for a more complete discussion regarding the risks associated with this Fund.


                            TYPES OF INVESTMENT RISK

Credit Risk

Credit risk, or default risk, refers to the risk that the issuer of a fixed income security may default (i.e., the issuer will be unable to make timely principal and interest payments on the security). When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and bond ratings take into account the relative likelihood that these payments will be made and made on time. Since lower-rated bonds are considered more risky because they may not make these payments on time or at all, the lower-rated bonds tend to sell at higher yields than top-rated bonds of similar maturity. Furthermore, as economic, political and business developments unfold, lower quality bonds, which possess lower levels of protection with respect to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.

Event Risk

Event risk is the risk that the price of a security may fluctuate due to industry or corporate developments.

Interest Rate Risk

Interest rate risk is the risk that changing interest rates will affect the price of a security. This term is generally associated with bond prices, but applies to all investments. Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis tend to rise. On the other hand, when prevailing interest rates rise, bond prices generally will fall. Normally, the longer the maturity of a fixed-income security, the greater is the price volatility.

Conversely, bonds that have shorter maturities tend to have greater price stability, but also tend to have lower yields. These factors may have an effect on the volatility of the share price of each Fund investing in debt securities. A change in the level of interest rates will tend to cause the net asset value per share of such Funds to change. If sustained over time, it would also have the effect of raising or lowering the yield of these Funds.

Market Risk

Market risk describes the risk that the price of a security may fall due to volatility in the marketplace. Although common stocks and other equity securities have a history of long-term growth in value, their prices may fluctuate dramatically in the short term in response to changes in market conditions, interest rates and other company, industry, political and economic developments.

Political/Legal Risk

Political/legal risk is the possibility of any political or legal actions adversely affecting the value of a security.

Small/Mid-Capitalization
Company Risk

Small and mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger companies. As a result, their performance can be more volatile and they face greater risk of business failure.

                                  Aon Funds 5

                                  FUND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees

Shareholder fees are fees you pay directly from your investment when buying or selling shares of a Fund.


------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases                        None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                    None
------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Reinvested Dividends             None
------------------------------------------------------------------------------
Redemption Fees                                                  None
------------------------------------------------------------------------------
Exchange Fees                                        $5 per telephone exchange
------------------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

                                                Distribution                      Total                      Net
                                 Management         Fees           Other        Operating       Fee       Operating
Fund                              Fees (2)      (12b-1 Fees)    Expenses(3)     Expenses     Waivers(2)   Expenses
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                   .30%            None            .09%          .39%          .20%        .19%
-------------------------------------------------------------------------------------------------------------------
Government Securities Fund          .43%            None            .12%          .55%          .33%        .22%
-------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund               .65%            None            .11%          .76%          .40%        .36%
-------------------------------------------------------------------------------------------------------------------
REIT Index Fund                     .60%            None            .17%          .77%          .50%        .27%
-------------------------------------------------------------------------------------------------------------------

(1) Annual Fund Operating Expenses are based on amounts incurred during each Fund's most recent fiscal year ended October 31, 1999. Management Fees are payable based on a percentage of average daily net assets. Other expenses are based on estimated amounts.

(2) The Adviser has entered into an agreement to permanently waive sufficient management fees to result in a net effective annual rate of .10% of the average daily net assets of the Money Market Fund, the Government Securities Fund and REIT Index Fund and .25% of average daily net assets of the Asset Allocation Fund. See "Management of the Trust--Investment Adviser" for a more complete explanation of the management fees.

(3) "Other Expenses" includes such expenses as custodial, transfer agent, fund accounting fees, audit, legal, printing, registration and other business operating expenses, but excludes extraordinary expenses.


                                  Aon Funds 6

Example:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. An investor would pay the following expenses on a $10,000 investment, assuming (1) operating expenses (net of fee waivers) as incurred during the fiscal year ended October 31, 1999, (2) a 5% annual return and (3) redemption at the end of each time period:


Fund                            1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------
Money Market Fund                 $19         $61       $107        $243
--------------------------------------------------------------------------
Government Securities Fund        $23         $71       $124        $281
--------------------------------------------------------------------------
Asset Allocation Fund             $37        $116       $203        $457
--------------------------------------------------------------------------
REIT Index Fund                   $28         $87       $152        $344
--------------------------------------------------------------------------



The example is not a representation of past or future expenses or performance. Actual expenses may be greater or less than the expenses shown in the example.





                                  Aon Funds 7

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or since inception.

Set forth below are per share data, total investment return (how much your investment would have increased (or decreased) assuming reinvestment of all dividends and distributions), ratios and other supplemental data for a share of each Fund for the periods indicated. This information has been derived from information provided in the financial statements of Aon Funds (and its predecessor, Aon Asset Management Fund, Inc.).

The following information has been audited by Ernst & Young LLP, independent auditors, whose unqualified report thereon is included in the financial statements of the Trust and the notes thereto incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with such financial statements and notes. The Annual Report to Shareholders of the Trust, which may be obtained upon request from the Trust without charge, contains further information about the performance of each of the Funds.

Money Market Fund                                     Year         Year        Year         Year         Year
                                                     ended        ended        ended       ended        ended
Selected per share data                             10/31/99     10/31/98    10/31/97     10/31/96     10/31/95
                                                   -----------  -----------  ----------  -----------  -----------
Net asset value, beginning of year                 $     1.00         1.00        1.00         1.00         1.00

Income from investment operations:
   Net investment income                                 0.05         0.05        0.05         0.05         0.06
   Net realized and unrealized gain                      0.00         0.00        0.00         0.00            *
                                                   -----------  -----------  ----------  -----------  -----------
Total income from investment operations                  0.05         0.05        0.05         0.05         0.06

Less distributions:
   Dividends from net investment income                  0.05         0.05        0.05         0.05         0.06
   Distributions from net realized gain                  0.00         0.00        0.00         0.00            *
                                                   -----------  -----------  ----------  -----------  -----------
Total distributions                                      0.05         0.05        0.05         0.05         0.06
                                                   -----------  -----------  ----------  -----------  -----------

Net asset value, end of year                       $     1.00         1.00        1.00         1.00         1.00
                                                   ===========  ===========  ==========  ===========  ===========

Total return                                            5.03%        5.54%       5.44%        5.43%        5.93%
                                                   ===========  ===========  ==========  ===========  ===========

Ratios and supplemental data:
Net assets, end of year (in thousands)             $1,144,842      693,667     766,356      395,104      420,094
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.19%        0.20%       0.22%        0.23%        0.14%
   Expenses, before waivers and reimbursements          0.39%        0.40%       0.40%        0.46%        0.39%
   Net investment income, net of waivers
     and reimbursements                                 4.93%        5.40%       5.34%        5.30%        5.79%
   Net investment income, before waivers
     and reimbursements                                 4.73%        5.20%       5.16%        5.07%        5.54%

-----------------------------------------------------------------------------------------------------------------
* Less than 1 cent per share

                                  Aon Funds 8

Government Securities Fund                            Year         Year        Year       9/3/96***
                                                     ended        ended        ended      through
Selected per share data                             10/31/99     10/31/98    10/31/97     10/31/96
                                                   -----------  -----------  ----------  -----------
Net asset value, beginning of period               $    11.09        10.49       10.21        10.00

Income from investment operations:
   Net investment income                                 0.56         0.59        0.59         0.07
   Net realized and unrealized gain (loss)             (0.82)         0.60        0.28         0.21
                                                   -----------  -----------  ----------  -----------
Total income (loss) from investment operations         (0.26)         1.19        0.87         0.28

Less distributions:
   Dividends from net investment income                  0.56         0.59        0.59         0.07
   Distributions from net realized gain                  0.36         0.00        0.00         0.00
                                                                -----------  ----------  -----------
                                                   -----------  -----------  ----------  -----------
Total distributions                                      0.92         0.59        0.59         0.07
                                                   -----------  -----------  ----------  -----------

Net asset value, end of period                     $     9.91        11.09       10.49        10.21
                                                   ===========  ===========  ==========  ===========

Total return                                          (2.50%)       11.72%       8.86%      2.79%**
                                                   ===========  ===========  ==========  ===========

Ratios and supplemental data:
Net assets, end of period (in thousands)           $  155,004      156,312     104,385       40,505
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.22%        0.23%       0.46%       0.89%*
   Expenses, before waivers and reimbursements          0.55%        0.57%       0.65%       0.89%*
   Net investment income,  net of waivers
     and reimbursements                                 5.38%        5.54%       5.92%       5.59%*
   Net investment income, before waivers
     and reimbursements                                 5.05%        5.20%       5.73%       5.59%*
Portfolio turnover rate                                   77%         219%        136%           4%

---------------------------------------------------------------------------------------------------

* Annualized
** Not annualized
*** Inception of Fund

                                  Aon Funds 9

Asset Allocation Fund                                 Year         Year        Year         Year         Year
                                                     ended        ended        ended       ended        ended
Selected per share data                             10/31/99     10/31/98    10/31/97     10/31/96     10/31/95
                                                   -----------  -----------  ----------  -----------  -----------
Net asset value, beginning of year                 $    15.72        16.60       12.75        12.04         9.97

Income from investment operations:
   Net investment income                                 0.40         0.39        0.27         0.31         0.24
   Net realized and unrealized gain (loss)               1.93       (0.32)        3.85         1.01         2.41
                                                   -----------  -----------  ----------  -----------  -----------
Total income from investment operations                  2.33         0.07        4.12         1.32         2.65

Less distributions:
   Dividends from net investment income                  0.43         0.35        0.24         0.31         0.24
   Distributions from net realized gain                  0.00         0.60        0.03         0.30         0.34
                                                   -----------  -----------  ----------  -----------  -----------
Total distributions                                      0.43         0.95        0.27         0.61         0.58
                                                   -----------  -----------  ----------  -----------  -----------

Net asset value, end of year                       $    17.62        15.72       16.60        12.75        12.04
                                                   ===========  ===========  ==========  ===========  ===========

Total return                                           14.91%        0.21%      32.61%       11.06%       26.92%
                                                   ===========  ===========  ==========  ===========  ===========

Ratios and supplemental data:
Net assets, end of year (in thousands)             $  164,429      209,630     164,885       88,280       73,775
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.36%        0.36%       0.56%        0.87%        0.96%
   Expenses, before waivers and reimbursements          0.76%        0.76%       0.78%        0.87%        0.96%
   Net investment income, net of waivers
     and reimbursements                                 2.14%        2.33%       1.90%        2.48%        2.73%
   Net investment income, before waivers
     and reimbursements                                 1.74%        1.93%       1.68%        2.48%        2.73%
Portfolio turnover rate                                   46%          64%         64%         120%          95%


                                  Aon Funds 10

REIT Index Fund                                       Year         Year        Year       9/3/96****
                                                     ended        ended        ended      through
Selected per share data                             10/31/99     10/31/98    10/31/97     10/31/96
                                                   -----------  -----------  ----------  -----------
Net asset value, beginning of period               $    11.42        13.69       10.44        10.00

Income from investment operations:
   Net investment income                                 1.11         0.68        0.41      0.10***
   Net realized and unrealized gain (loss)             (1.79)       (2.40)        2.99         0.34
                                                   -----------  -----------  ----------  -----------
Total income (loss) from investment operations         (0.68)       (1.72)        3.40         0.44

Less distributions:
   Dividends from net investment income                  0.66         0.46        0.15         0.00
   Distributions from net realized gain                  0.00         0.09        0.00         0.00
                                                   -----------  -----------  ----------  -----------
Total distributions                                      0.66         0.55        0.15         0.00
                                                   -----------  -----------  ----------  -----------

Net asset value, end of period                     $    10.08        11.42       13.69        10.44
                                                   ===========  ===========  ==========  ===========

Total return                                          (6.31%)     (13.27%)      32.78%      4.40%**
                                                   ===========  ===========  ==========  ===========

Ratios and supplemental data:
Net assets, end of period (in thousands)           $   23,687       60,990      99,899       25,690
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements          0.27%        0.24%       0.51%       1.20%*
   Expenses, before waivers and reimbursements          0.77%        0.74%       0.82%       1.20%*
   Net investment income, net of waivers
     and reimbursements                                 5.47%        4.80%       4.42%       5.97%*
   Net investment income, before waivers
     and reimbursements                                 4.97%        4.30%       4.11%       5.97%*
Portfolio turnover rate                                   33%          50%         22%           0%

----------------------------------------------------------------------------------------------------

* Annualized
** Not annualized
*** Calculated based on average shares outstanding throughout the period. **** Inception of Fund

                                  Aon Funds 11

                    ADDITIONAL INVESTMENT POLICIES AND RISKS

Each Fund has an investment objective and related investment policies and restrictions. Each Fund uses various investment practices to pursue its objective. There is no guarantee that any of the Funds will achieve its investment objective. You should not consider one Fund to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk in the ability of the Adviser to make changes in the composition of the Funds in anticipation of changes in economic, business and financial conditions. As with any security, you may suffer a loss by investing in the Funds.

Some investments and investment practices are described in greater detail under "Money Market Fund Investments, Investment Practices and Restrictions" and "Additional Investment Practices and Restrictions" in the Statement of Additional Information.


Money Market Fund

The Fund seeks to achieve its objective by investing in a portfolio consisting of money market instruments, which include:

(1) U.S. Government securities--obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies or instrumentalities. These obligations may include:

o instruments that are supported by the full faith and credit of the United States (such as Treasury bills, notes and bonds, and obligations issued by the Government National Mortgage Association)
o instruments that are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks)
o instruments that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association)
o instruments that are supported only by the credit of the instrumentality (such as securities issued by the Federal Farm Credit Banks, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation).

(2) Certificates of deposit and time deposits issued by U.S. banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion.

(3) Repurchase agreements with (a) banks or (b) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

o at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreements
o the collateral consists of U.S. Government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations (an "NRSRO") as defined under Rule 2a-7, under the Investment Company Act of 1940, as amended ( the "1940 Act"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; and
o        the maturity of the repurchase agreement does not exceed 30 days.

(4) Commercial paper, which consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

The Money Market Fund will only invest in instruments denominated in U.S. dollars that the Adviser, under the general oversight of the Board of Trustees of the Trust, determines present minimal credit risks and are, at the time of acquisition, either:

(1) rated in the highest rating category by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

(2) in the case of an unrated instrument, determined by the Adviser to be of comparable quality to the above; or

(3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.

The Money Market Fund invests from time to time in U.S. dollar-denominated foreign securities, provided that the standards outlined above are met. Foreign money market instruments are subject to additional risks, such as the following:

o        International economic and political developments
o Foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income
o        Difficulties in obtaining or enforcing a judgment against the issuer
o        Expropriation or nationalization of foreign issuers

                                  Aon Funds 12

o The extent and quality of government regulation of financial markets and institutions
o The possible impact of interruptions in the flow of international currency transactions

The Money Market Fund should be subject to less risk than any other Fund because it invests in high-quality debt obligations that have a short time period until maturity. The rate of return to shareholders will vary with the general levels of interest rates applicable to the short-term debt instruments. The rate will also be affected by changes in the Money Market Fund's operating expenses.

Although the Money Market Fund usually will hold securities purchased until maturity, at which time they are redeemable at their full principal value plus accrued interest, it may engage in short-term trading to attempt to take advantage of yield variations in the short-term market. The Money Market Fund also may sell portfolio securities prior to maturity based on a revised evaluation of the issuer or to meet redemptions.

Aon, along with its wholly-owned subsidiaries, is expected to own a substantial percentage of the outstanding shares of the Money Market Fund. Aon and its subsidiaries may withdraw all or any portion of their investment in the Fund at any time. A redemption of a significant percentage of the Fund's shares, either by Aon or its subsidiaries, may adversely affect the Fund by requiring the Adviser to sell assets of the Fund prematurely or when it may be disadvantageous to do so, or to hold assets in cash or cash items in anticipation of a redemption request. However, management of the Money Market Fund believes that the Fund and its shareholders will benefit from the substantial investments of Aon and its subsidiaries in shares of the Fund as a result of the economies of scale available to a larger fund.


Government Securities Fund

U.S. Government securities in which the Government Securities Fund may invest include:

(1) U.S. Treasury bills, notes and bonds; and

(2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following:

o the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates)

o the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan Banks)

o the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association)

o the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association).

No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

The Government Securities Fund may also from time to time invest in U.S. Government debt instruments having maturities of less than one year and in other high quality money market instruments.

The Government Securities Fund may invest up to 50% of its net assets in GNMA securities. Such securities (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Government Securities Fund may invest) have scheduled monthly interest and principal payments relating to mortgages in the pool that are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Government Securities Fund will receive scheduled monthly payments of principal and interest on its GNMA and other similar securities. In addition, the Government Securities Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested by the Government Securities Fund in instruments consistent with the Fund's investment objective and investment program. GNMA and other similar securities may not be an effective means of "locking in" long-term interest rates due to the need for the Government Securities Fund to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Government Securities Fund (or at the time the size of the Government Securities Fund's assets may change materially as a result of significant net purchases or redemptions of shares), prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Fund. The portfolio turnover rate for the Government Securities Fund may be higher than that of other mutual funds with similar investment objectives due to the frequent transac-

                                  Aon Funds 13
tions aimed at maximizing total return. This higher portfolio turnover rate generates higher transaction expenses and could lead to higher distributable net investment income or capital gains. The Fund seeks to generate gains in total return that more than offset the added transaction expenses, but there can be no assurance that the Fund will be successful or that total return will not be adversely affected.


Asset Allocation Fund

The Asset Allocation Fund will invest in equity securities, long-term debt securities and money market instruments, the proportion of each being continuously determined by the Adviser. Total return consists of current income, including dividends, interest and discount accruals, and realized and unrealized capital appreciation and/or realized and unrealized capital depreciation. The Asset Allocation Fund may invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and short-term money market securities.

Depending upon prevailing economic and market conditions, the Asset Allocation Fund may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), corporate bonds and other debt securities, short-term money market securities, or any combination thereof. For example, during periods when the Adviser believes that the overall return on equity securities will exceed the return on debt securities, the Asset Allocation Fund may be fully or substantially invested in equity securities. In contrast, the Fund may be invested primarily in debt securities during periods when the Adviser believes that the total return from investing in debt securities will exceed the return on equity securities. Also, the Fund may be primarily invested in short-term money market securities.

At least 60% of the value of any bonds held by the Asset Allocation Fund will be rated within the four highest grades by a nationally recognized rating service such as Moody's Investor Services, Inc. or Standard and Poor's Corporation. Other bonds held in the Fund may be rated below those four highest grades, and if these lower-rated bonds were held in the Fund in significant amounts they would increase various risks, including credit risk, event risk, political/legal risk and market risk. However, the Fund's investment in these lower-rated fixed-income debt securities (i.e., rated lower than Baa or BBB) will be limited to no more than 30% of the Fund's total assets measured at the time of purchase. The lowest rating for debt securities in which the Fund may invest is B. Such a rating indicates that a security generally lacks the characteristics of a desirable investment and is predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the Statement of Additional Information for a complete description of ratings.

The Asset Allocation Fund will be subject to varying levels of market risk, event risk, interest rate risk and current income volatility. The portfolio turnover rate for the Asset Allocation Fund may be higher than that of other mutual funds with similar investment objectives due to the frequent transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher transaction expenses and could lead to higher distributable net investment income or capital gains. The Fund seeks to generate gains in total return that more than offset the added transaction expenses, but there can be no assurance that the Fund will be successful or that total return will not be adversely affected.

A shareholder of the Asset Allocation Fund confers substantially more investment discretion on the Adviser than would be the case for a shareholder investing in a mutual fund with a more narrowly defined investment objective, thereby enabling the Adviser to invest in a wide variety of investment securities.


REIT Index Fund

The REIT Index Fund is intended for investors who can accept the risks, described below, entailed by indirect investments in real estate.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests therein. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders, provided that they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

The Morgan Stanley REIT Index is made up of the stocks of all publicly traded equity REITs (except health care REITs) that meet certain criteria. For example, to be included in this index, a REIT must have a total market capitalization of at least $100 million and have enough

                                  Aon Funds 14
shares and trading volume to be considered liquid. The REIT Index Fund invests in equity REITs only.

As of December 31, 1999, 127 equity REITs were included in this index. This index is rebalanced every calendar quarter as well as each time that a REIT is removed from this index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, Internal Revenue Service removal of REIT status, fundamental change in business or change in shares outstanding.

Stocks in the Morgan Stanley REIT Index represent a broadly diversified range of property types and regions. Property types include retail stores; residential; office; industrial and hotels.

As of December 31, 1999, this index's ten largest stocks made up over 30% of its market value.

From time to time adjustments may be made in the Fund's holdings due to changes in the composition or weighting of issues comprising the Morgan Stanley REIT Index. The REIT Index Fund will attempt to achieve a correlation between its total return and that of the Morgan Stanley REIT Index of at least 0.95, without taking expenses into account. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Morgan Stanley REIT Index. Management will monitor the Fund's correlation to the Morgan Stanley REIT Index and will attempt to minimize any "tracking error" (i.e., the statistical measure of the difference between the investment results of the Fund and that of the Morgan Stanley REIT Index) in its investment decisions for the Fund. However, brokerage and other transaction costs, as well as other Fund expenses, in addition to potential tracking error, will tend to cause the Fund's return to be lower than the return of the Morgan Stanley REIT Index. There can be no assurance as to how closely the Fund's performance will correspond to the performance of the Morgan Stanley REIT Index.

The REIT Index Fund will not invest more than 35% of its total assets in stocks and other securities not included in the Morgan Stanley REIT Index. In this regard, the Fund may temporarily invest cash balances, pending withdrawals or investments, in high quality money market instruments. The Fund will not adopt a temporary defensive investment posture in times of generally declining stock prices or prices of REITs, and, therefore, investors will bear the risk of such general stock market declines or declines in REIT stock prices.

The REIT Index Fund is not sponsored, sold, promoted, or endorsed by Morgan Stanley. The Morgan Stanley REIT Index is the exclusive property of Morgan Stanley and is a service mark of Morgan Stanley Capital International. It has been licensed for use by the Trust.

Although the REIT Index Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Generally, a passively managed portfolio sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index.

There are significant risks inherent in the investment objective and policies of the REIT Index Fund. REITs in the Morgan Stanley REIT Index tend to be medium-size and small companies; their market capitalizations generally range from $100 million to $6 billion. Like small-capitalization stocks in general, REIT stocks can be more volatile than--and at times will perform differently from--the large-capitalization stocks such as those found in the S&P 500 Index. In addition, because small-capitalization stocks are typically less liquid than large-capitalization stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility.

Because of its objective of investing in equity REITs, the REIT Index Fund is also subject to all of the risks associated with the ownership of real estate. These risks include:

o        Declines in the value of real estate
o        Adverse changes in the climate for real estate
o        Risks related to general and local economic conditions
o        Over-building and increased competition
o        Increases in property taxes and operating expenses
o        Changes in zoning laws
o        Casualty or condemnation losses
o        Limitations on rents
o        Changes in neighborhood values
o        The appeal of properties to tenants
o        Leveraging of interests in real estate
o        Increases in prevailing interest rates
o Costs resulting from cleanup of environmental problems or liability to third parties for damages arising from environmental problems.

In addition to the risks discussed above, equity REITs:

o may be affected by changes in the value of the underlying property owned by them

                                  Aon Funds 15

o        are dependent upon management skill
o        may not be diversified
o can be subject to the risk of investing in a single or a limited number of projects
o        are subject to heavy cash flow dependency
o        are vulnerable to defaults by borrowers
o may fail to qualify for special tax treatment under Subchapter M of the Code and maintain an exemption under the 1940 Act
o may be self-liquidating in that a specific term of existence is provided for in the trust document
o        may liquidate at an economically inopportune time.


                             MANAGEMENT OF THE TRUST

Investment Adviser

Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon, is the investment adviser for the Funds. Aon Advisors is registered as an investment adviser under the Investment Advisers Act of 1940.

In addition to Aon Funds, Aon Advisors provides investment advice and management to other investment companies, pension plans, corporations and other organizations. Assets under management include equity securities, fixed income securities and real estate. As of December 31, 1999, the aggregate assets under Aon Advisors' management were in excess of $7 billion.

Aon Advisors has entered into investment advisory agreements with Aon Funds on behalf of each of the Funds. Aon Advisors provides day-to-day portfolio management for each of the Funds. This means that Aon Advisors determines which securities to buy and sell for each Fund, selects the brokers and dealers to effect the transactions and negotiates commissions.

During the fiscal year ended October 31, 1999, the Funds incurred the following total operating expenses (including the advisory fee paid to Aon Advisors), stated as a percentage of average daily net assets:


                                         Before                Net of
                                         fee waivers           fee waivers

Money Market                             0.39%                 0.19%
Government Securities                    0.55%                 0.22%
Asset Allocation                         0.76%                 0.36%
REIT Index                               0.77%                 0.27%

Aon Advisors has agreed to reimburse the Trust for any amount by which the total annual operating expenses exceed the following amounts, stated as a percentage of average daily net assets:


Money Market                                   1.00%
Government Securities                          1.50% to $30 million; 1.25%
                                               thereafter
Asset Allocation                               1.25%
REIT Index                                     1.50% to $30 million; 1.25%
                                               thereafter

During the fiscal year ended October 31, 1999, Aon Advisors was not required to reimburse the Trust for expenses incurred in excess of maximum total operating expenses.

The Trust pays Aon Advisors compensation in the form of investment advisory fees. The fees are accrued daily and paid monthly. The investment advisory fee for each Fund is based upon the average daily net assets of such Fund (See "Net Asset Value" for a more complete discussion of how net asset value is determined), at the following annual rates:


         Money Market:                      .30%.

         Government Securities:             .45% of the first $100 million;
                                            .40% of the next $100 million;
                                            .35% of the next $100 million;
                                            .30% of the next $100 million; and
                                            .25% of amounts in excess of $400
                                            million.

         Asset Allocation:                  .65% of the first $250 million;
                                            .55% of the next $250 million; and
                                            .45% of amounts in excess of $500
                                             million.

         REIT Index:                        .60% of the first $100 million;
                                            .55% of the next $100 million; and
                                            .50% of amounts in excess of $200
                                            million.


Aon Advisors has entered into an agreement to permanently waive sufficient investment advisory fees to result in a net effective annual rate of .10% of the average daily net assets of the Money Market Fund, the Government Securities Fund and the REIT Index Fund and .25% of the average daily net assets of the Asset Allocation Fund.

During the fiscal year ended October 31, 1999, Aon Funds paid Aon Advisors investment advisory fees (net of fee waivers) in an amount representing .10%,
 .10%,

                                  Aon Funds 16

 .25%, and .10% of the average daily net assets of the Money Market Fund, Government Securities Fund, Asset Allocation Fund and the REIT Index Fund, respectively.

Aon Funds has entered into a separate administration agreement with Aon Securities Corporation, a subsidiary of Aon, pursuant to which Aon Funds pays Aon Securities Corporation an annual fee of .05% of each Fund's average daily net assets for administrative services.

Aon Securities Corporation also acts as the distributor for Aon Funds. Aon Funds do not pay any distribution fee to Aon Securities Corporation for these services.


Fund Managers

Michael A. Conway has been President of Aon Advisors since 1990. He oversees the investment management of all Trust portfolios. Mr. Conway holds a B.A. degree from the University of Illinois. He is a Chartered Financial Analyst and a charter member of the International Society of Financial Analysts. Mr. Conway is also a director of Heller Financial Corp.

Keith C. Lemmer, portfolio manager of the Money Market Fund since its inception in 1992, joined Aon Advisors in 1987 as a Fixed Income Analyst. He became a Portfolio Manager for Aon Advisors in 1991 and has been a Senior Portfolio Manager since 1992. Mr. Lemmer holds a B.A. degree from Westrern Illinois University and a M.B.A. degree from DePaul University. He is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Lemmer is also a member of both the Association for Investment Management and Research and the Investment Analysts Society of Chicago.

Frank P. Wren, portfolio manager of the Government Securities Fund since May 1997, has been employed by Aon Advisors since 1982. Mr. Wren started working with Aon Advisors as an Equity Trader. During his time with Aon Advisors, Mr. Wren has managed Utility Common Stock, Preferred Stock, Municipal Bond, and Taxable Bond portfolios. His current title is Senior Portfolio Manager of Aon Advisors. Mr. Wren received his B.A. in Philosophy from DePaul University in 1977, a M.M. from Northwestern University in 1982, and has been a Chartered Financial Analyst since 1985.

John G. Lagedrost, the portfolio manager of the Asset Allocation Fund since December 1995, joined Aon Advisors as a Vice President in April 1995. His current title is Executive Director of Aon Advisors. From 1991 to 1995, Mr. Lagedrost was Vice President in the Asset Management Group of The First National Bank of Chicago, and from 1987 to 1990, he was Vice President in the Mezzanine Finance Group of such bank. Mr. Lagedrost holds a B.S. degree from Marquette University and M.M. degree from Northwestern University.

Andrew T. Ward, Portfolio Manager of the REIT Index Fund since March 1, 1999, joined Aon Advisors in August of 1998 as Assistant Portfolio Manager for Aon Advisor's private equity portfolio. Prior to joining Aon Advisors, Mr. Ward was employed as an Associate at the management consulting firm, A.T. Kearney, Inc. (1997-1998). From 1995-1997, Mr. Ward attended the University of Chicago Graduate School of Business where he received his M.B.A. with concentrations in Finance and Economics. Mr. Ward received a B.S. in Business Marketing from Indiana University in 1992.


                                NET ASSET VALUE

The net asset value per share of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets and dividing the remainder by the number of outstanding shares of the Fund. Net asset value is calculated for each Fund once each day that the Trust is open for business, at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central
Time) on each such day, except that, in the case of the Money Market Fund, net asset value is calculated twice each such day, once at 12:30 p.m., Central Time, and again at the close of regular trading on the New York Stock Exchange.

The Trust is open for business on each day that the New York Stock Exchange is open for trading, except that shares of the Money Market Fund and the Government Securities Fund may not be purchased or redeemed on Columbus Day or Veterans' Day.

With the exception of the Money Market Fund, securities of each Fund are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by Aon Funds' Board of Trustees. See "Net Asset Value" in the Statement of Additional Information for a more complete explanation of the determination of the fair value of securities.

The Money Market Fund's net asset value is computed using the amortized cost method to value its portfolio securities. This method involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. A more detailed description of net asset value computation and amortized cost method is contained in the Statement of Additional Information.


                                  Aon Funds 17

                               PURCHASE OF SHARES

Aon Funds offers and sells shares of the Funds at the net asset value per share next calculated after a purchase order is accepted. To make an initial investment, you must submit a completed account application, as described below. If you did not receive an account application with this Prospectus, please contact the transfer agent at (800) 266-3637. The minimum initial investment for shares of each Fund, other than the Money Market Fund, is $1,000. The initial minimum investment for the Money Market Fund is $10,000.

You may place subsequent purchase orders by submitting orders to Aon Funds' transfer agent (Firstar Mutual Fund Services LLC). Subsequent investments in each Fund, other than the Money Market Fund, must be at least $100. Subsequent investments in the Money Market Fund must be at least $1,000. The minimum purchase requirements do not apply to reinvested dividends.

The minimum initial investment and subsequent investment amounts may be less for the following:

o        Employees, officers and directors of Aon and its affiliates
o        Affiliates of Aon
o        Firms providing contractual services to Aon Funds
o Members of the "immediate families" of the employees, officers and directors of Aon and its affiliates.

The subsequent investment amount for the Money Market Fund may also be less for persons who were shareholders in the Money Market Fund as of February 27, 1998. The officers of Aon Funds may waive the minimum investment amounts at their discretion.

Individual retirement accounts (IRAs) and a retirement plan for self-employed individuals (Keogh Plan) are available. You may request additional information concerning these plans and accounts from the transfer agent at (800) 266-3637.

You may purchase shares of a Fund at net asset value through a broker, who may charge a transaction fee for this service. No part of this fee is paid by or received by the Fund, the Adviser or the distributor.


Purchase by Check

If you would like to purchase shares of any Fund, you may obtain an account application from the transfer agent. You should complete the application and mail it, together with a check or money order (payable to Aon Funds), to Aon Funds, at Firstar Mutual Fund Services LLC, P.O. Box 701, Milwaukee, Wisconsin 53261-0701. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. You may make subsequent investments in an existing account by sending to the address above:

o        A check or money order payable to Aon Funds

And either

o The detachable form that regularly accompanies the confirmation of a prior transaction
o A letter stating the amount of the investment, the name of the Fund in which you want to invest and the account number in which the investment is to be made

You will be charged a $25 fee if you deposit a check into Aon Funds that does not clear.


Purchase by Wire

You may also purchase shares by directing your bank to transmit immediately available funds by wire in the amount of the purchase price to:

Firstar Bank, Milwaukee, N.A.
Account of Firstar Mutual Fund Services LLC
ABA #0750-00022

For credit to Account # 1 12-952-137
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202
Aon Funds--(Name of Fund)
[investor's account number and the title of the account]

When making an initial wire purchase, please call the transfer agent at (800) 266-3637 with the appropriate account information before sending the wire. Be sure to specify the name of the Fund in which you want to invest. If you are making an initial investment by wire, you must promptly complete an account application and forward it to the transfer agent. Redemption requests will not be processed until the completed application has been received and accepted by Aon Funds.

     The transfer agent accepts subsequent purchase orders at its Milwaukee office. Aon Funds may allow certain securities dealers or financial institutions with which we and the distributor have entered into agreements to purchase shares of the Funds for next day settlement.

                                  Aon Funds 18

Otherwise, the transfer agent will not accept an order from securities dealers or financial institutions unless the dealer or institution pays for the order in immediately available funds wired to the transfer agent by the close of business the same day. The transfer agent will not accept an order from other investors unless they have a creditworthy financial institution guarantee payment in immediately available funds wired to the transfer agent by the close of business the same day.

Purchase orders that are received and accepted before the close of trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (12:30 p.m. or 3:00 p.m., Central Time, in the case of the Money Market Fund) on a business day will be executed at the price per share next calculated as of such time. Purchase orders received and accepted after such time will be executed at the price per share next calculated following receipt and acceptance of the purchase order by the transfer agent.

Aon Funds will not accept payment in cash for the purchase of shares. Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. Applications without a Taxpayer Identification Number or an indication that a Taxpayer Identification Number has been applied for will not be accepted. If a Taxpayer Identification Number has been applied for, the number must be provided and certified within 60 days of the date of the application. See the account application for further information about this requirement.

In the case of the Money Market Fund, if the transfer agent receives and accepts a purchase order by 12:30 p.m. (Central Time) on a business day, the investor will receive the portfolio dividend declared that day. If an order is received and accepted by the transfer agent after 12:30 p.m. (Central Time), an investor's shares will begin to accrue dividends on the following business day.

Aon Funds reserve the right to reject any purchase order for any reason.


                              REDEMPTION OF SHARES

Regular Redemption

You may redeem shares in any amount at their next determined net asset value after receipt of a written redemption request by Aon Funds, P.O. Box 701, Milwaukee, WI 53201-0701.

Aon Funds does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or Aon Funds. You should not send letters by overnight courier to the post office box address. Except as described below under "Telephone Redemption," redemption requests and correspondence sent to Aon Funds by overnight courier must be delivered to the offices of the transfer agent at 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202.

Redemption requests must:

o Be signed by each owner of the shares to be redeemed in the exact manner as the share account is registered
o        State the amount of redemption
o        Identify the shareholder account number and Taxpayer Identification
         Number.

     If the amount of the redemption request exceeds $25,000, or if the proceeds are to be sent elsewhere than the address of record, each signature must be guaranteed by an eligible signature guarantor institution. Eligible signature guarantor institutions include commercial banks that are members of the FDIC, trust companies, or member firms of a national securities exchange. The transfer agent will not accept guarantees from notaries public. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm and "Signature Guaranteed" must appear with the signature. Aon Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be considered received until the transfer agent receives all required documents in proper form.

Aon Funds reserves the right to make a redemption-in-kind (a payment of portfolio securities rather than cash) if the amount you are redeeming is in excess of the greater of $250,000 or 1% of a Fund's assets. Generally, redemption-in kind is used when large redemption requests may cause harm to a Fund and its shareholders.


Telephone Redemption

You may redeem shares of Aon Funds by telephone if you check the appropriate box on the account application. Once this feature has been requested, you may redeem by calling Investor Services at (800) 266-3637, and providing the account name, account number, Fund name and amount of redemption. Proceeds of shares redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the transfer agent.

                                  Aon Funds 19

If you redeem shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day (the same business day in the case of redemptions as of 12:30 p.m., Central Time, from the Money Market Fund), provided the redemption order is received by the transfer agent before the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (or before 12:30 p.m., Central Time, in the case of same-day redemption from the Money Market Fund). If a redemption order is received by the transfer agent after the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (after 12:30 p.m., Central Time, in the case of the Money Market Fund), or on a non-business day, payment for the redeemed shares will, at your request, normally be wired in federal funds one business day later.

As stated above, the transfer agent will wire redemption proceeds only to the bank and account designated on the account application or in written instructions subsequently received by the transfer agent, and only if your bank is a commercial bank located within the United States. The transfer agent currently charges a $12.00 fee for each payment of redemption proceeds made by wire. Aon Funds imposes the wire transfer fee directly upon redeeming shareholders requesting wire transfers.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, you must send a written request to Aon Funds at P.O. Box 701, Milwaukee, WI 53201-0701. The request must be signed by each shareholder of the account with the signatures guaranteed as described above. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Aon Funds reserves the right to refuse a telephone redemption if Aon Funds believes it is advisable to do so. Procedures for redeeming shares by telephone may be changed or terminated by Aon Funds at any time. In addition, neither Aon Funds nor its transfer agent will be responsible for the authenticity of redemption instructions received by telephone. Nevertheless, the transfer agent has established certain reasonable procedures to confirm that instructions communicated by telephone are genuine (in the absence of such procedures Aon Funds or the transfer agent may be liable for any unauthorized or fraudulent instructions). Such procedures may include requiring forms of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions or transactions and/or tape recording telephone instructions. You would bear any losses resulting from unauthorized telephone redemption instructions with respect to your account.

During periods of substantial economic or market change, telephone redemptions may be difficult to execute. If you are unable to contact the transfer agent by telephone, you may also redeem shares by delivering the redemption request to the transfer agent in person or by mail as described above under "Regular Redemption."


Check Redemption for Money Market Fund

You may request on the account application or by later written request that the Money Market Fund provide to you redemption checks which may be drawn on the Fund. Redemption checks will be sent only to the registered owner(s) of shares of the Money Market Fund and only to the address of record. Redemption checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned on amounts drawn until the redemption checks clear the transfer agent. When a redemption check is presented to the transfer agent for payment, the transfer agent, as your agent, will cause the Fund to redeem a sufficient number of your shares to cover the amount of the redemption check. Redemption checks will not be returned to you after clearance. There is no charge for the use of the redemption checks; however, the transfer agent will impose a $25 charge for stopping payment of a redemption check upon your request. You will also be charged $25 if the transfer agent cannot honor a redemption check due to insufficient funds or for any other valid reason. Because dividends on the Money Market Fund accrue daily, redemption checks may not be used to close an account, as a small balance is likely to result.


Other Redemption Information

Share redemption requests are effected at the net asset value next determined after receipt of a request in proper form by the transfer agent. Shares for which redemption requests are received by the Trust's transfer agent in proper form before the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (before 12:30 p.m., Central Time, in the case of the Money Market Fund) on a business day will not receive any Fund dividend declared that day. If the request is received in proper form after the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central Time) (after 12:30 p.m., Central Time, in the case of the Money Market
Fund), the shares to be redeemed will be credited with that day's dividend.

Each Fund ordinarily will make payment for redeemed shares within seven days after receipt by the transfer agent of a request in proper form, except as may other-

                                  Aon Funds 20
wise be permitted by the SEC. Payment may be delayed:

o For any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted.
o For any period during which an emergency exists, as determined by the SEC, and it is not reasonably practicable for such Fund to dispose of its securities, or to determine the value of its net assets.
o For other periods as permitted by the SEC for the protection of the Fund's shareholders.

Shares purchased by check will not be redeemed until the check has cleared, which may take up to fifteen days. Prior to redemption, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. If you are purchasing shares by wire you must file an account application before payment is made on any redemption requests for shares purchased by wire.

Each Fund reserves the right to redeem involuntarily, upon not less than 30 days' notice, any shareholder account which is reduced as a result of a redemption by an investor to a value of less than $500.


                        ADDITIONAL SERVICES TO INVESTORS

Automatic Investment Program

When opening an account, you may authorize deductions to be made from your personal bank checking account for investment each month in shares of a Fund. The minimum subsequent investment amounts ($100 for a Non-Money Market Fund and $1,000 for the Money Market Fund) apply. There is no obligation to continue automatic investment program purchases, and you, Aon Funds or Firstar Mutual Funds Service LLC may terminate the program at any time. To initiate this program, please complete the supplemental application, which is attached to the application. For information on obtaining an application, see "Purchase of Shares."


Exchange Privilege

Shares of any of the Aon Funds which have been registered in your name for at least 15 days may be exchanged for shares of any other Aon Funds, as long as the shares acquired in the exchange are qualified for sale in the jurisdiction of your residence. Before initiating an exchange, you should carefully read this Prospectus as it relates to the new Fund in which you are considering investing.

Under the exchange privilege, each Fund offers to exchange its shares for shares of another Fund on the basis of relative net asset values per share. In order to exercise an exchange without further approval of Aon Funds, the shares being exchanged must have a net asset value of at least $1,000 but not more than $500,000 for each Fund except the Money Market Fund. Shares being exchanged for shares in the Money Market Fund must have a net asset value of at least $10,000 but not more than $500,000. (The same exceptions to the initial minimum investment amounts apply to the minimum exchange amounts.)

To elect the exchange privilege, you must check the appropriate box on the account application. To exercise the exchange privilege, you must contact the transfer agent in writing, or telephone the transfer agent at (800) 266-3637 and request the exchange. You will be charged $5.00 for each telephone exchange resulting in a redemption out of any Fund. This charge will be deducted from the amount being exchanged.

An exchange of shares is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax adviser.

The exchange privilege may be modified or terminated at any time upon 60 days' prior written notice. Although you may make up to four exchanges in any one calendar year, Aon Funds reserves the right to limit the number of exchanges in excess of four per year.


Systematic Withdrawal Plan

If you own shares having a value of $7,500 or more you may receive regular monthly, quarterly or annual payments by arranging to redeem shares of a Fund on a regular basis under a systematic withdrawal plan. Under the systematic withdrawal plan, you can elect fixed dollar monthly, quarterly or annual payments of at least $100 each. Under the systematic withdrawal plan, you must elect to reinvest dividends and other distributions in additional Fund shares. All payments are made by redeeming shares, and when all the shares under the systematic withdrawal plan have been redeemed, no more payments are made. Either you or Aon Funds may terminate participation in the systematic withdrawal plan at any time. To initiate the systematic withdrawal plan, please complete the supplemental application, which is attached to the application. For information on obtaining an application, see "Purchase of Shares."


                                  Aon Funds 21

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Distribution Policy

Dividends on your interest in the Money Market Fund will accrue daily and usually be distributed to you monthly. The Government Securities Fund will generally pay dividends from its net investment income monthly. The Asset Allocation Fund will generally pay dividends from its net investment income quarterly. The REIT Index Fund generally pays dividends from its net investment income at least annually. The Funds distribute any net capital gains at least annually, usually in December.


Reinvestment of Dividends and
Capital Gain Distributions

Your dividends and net capital gain distributions will be automatically reinvested in additional shares of your Fund, unless you choose otherwise. Your other options are to:

o        receive checks for these distributions
o receive checks for net investment dividends and to reinvest net capital gain distributions in your Fund
o        have the distributions automatically invested in another of the Funds


Taxable Distributions

Any distributions you receive from a Fund's net income and gains, exclusive of net capital gains (also called "net investment income"), are taxable to you as ordinary dividend income at your income tax rate (whether you reinvest your distributions or take them in cash) and will be eligible for the corporate dividends received deduction only to the extent paid out of the Fund's qualifying dividend income. Distributions you receive from the Fund's net long-term capital gain in excess of its net short-term capital losses (also called "net capital gain") are generally treated as gain recognized by you from the sale or exchange of a capital asset held for more than one year. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange, redeem or sell shares if the value of your shares has increased above their cost basis since you bought them. However, any loss recognized on the sale of a share held for six months or less is treated as long-term capital loss to the extent of any net capital gain distributions made with respect to such share.

If you are considering buying shares of one of the Funds just prior to a record date for a taxable distribution you should be aware that the amount of the distribution will be taxable to you as either a dividend or net capital gain distribution.


Information Reporting and
Back Up Withholding

By law, Aon Funds must withhold your distributions and proceeds at the 31% "backup withholding" rate if you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN) and you are not exempt from backup withholding.


Year-End Statement

To assist you in tax preparation, after the end of each calendar year, you will receive a statement of the Fund's ordinary dividends and net capital gain distributions (Form 1099). However, many of the REITs in which the REIT Index Fund may invest do not provide complete tax information until after the calendar year end. As a result, if you invest in the REIT Index Fund, Aon Funds may not be able to determine how much of the REIT Index Fund's annual distributions are taxable to you until after the traditional January 31 deadline for issuing the Form 1099. In this event, Aon Funds may request permission from the IRS for an extension and mail the Form 1099s to REIT Index Fund shareholders in February.

Because everyone's tax situation is unique, you should consult your tax professional regarding potential federal, state, local, or foreign taxation of your investment in any of the Funds.


Reinvesting Outstanding Checks

If you choose to have distribution checks mailed to you and either the U.S. postal Service is unable to deliver the check(s) to you or if the check(s) remain outstanding for at least six months, the Funds reserve the right to reinvest the check(s) at their then current net asset value until you notify Aon Funds with different instructions.


                                  Aon Funds 22

                             ADDITIONAL INFORMATION


Currently, the Aon Fund's Board of Trustees has authorized four separate series of shares of the Trust. All consideration received by the Trust for shares of one of the series and all assets in which such consideration is invested belong to that series and are subject to the liabilities of that series. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Trust has the ability to create, from time to time, new series without shareholder approval which may be sold pursuant to other offering documents.

As of December 31, 1999, Aon, itself and through its subsidiaries and affiliates, owned beneficially and of record 98.9%, 99.9%, 99.3% and 98.9% of the outstanding shares of beneficial interest of the Money Market Fund, Government Securities Fund, Asset Allocation Fund and REIT Index Fund, respectively. Aon and its subsidiaries may be able to cast a deciding vote on matters submitted to a vote of shareholders, which may include proposed changes in any Fund's investment objective and fundamental investment restrictions and in the terms of its investment advisory agreement.

It is possible that a Fund might become liable for any misstatement in this Prospectus about another Fund. The Trust's Board of Trustees has considered this factor in approving the use of this single combined Prospectus.



                                  Aon Funds 23

                                     Notes














                                  Aon Funds 24

FOR MORE INFORMATION

More information about Aon Funds is available upon request at no charge, including the following:


ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Shareholder reports contain additional information about each Fund's investments, including:

o    Financial statements
o    Detailed performance information
o    Portfolio holdings
o    A statement from portfolio management

The annual report also contains a discussion of recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year and auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains details about investment policies and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

To request information or to ask questions please write or call:

Aon Funds
123 North Wacker Drive, 29th floor
Chicago, Illinois 60606
Telephone: 1-800-AON-FNDS (1-800-266-3637)

You may also obtain information about the Funds (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may call 1-800-SEC-0330 for information on the operation of the Public Reference Room. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov.





Investment Company Act File No. 811-6422

                                    AON FUNDS
                             123 North Wacker Drive
                             Chicago, Illinois 60606

MONEY MARKET FUND


GOVERNMENT SECURITIES FUND


ASSET ALLOCATION FUND


REIT INDEX FUND



                     Distributor -Aon Securities Corporation


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 29, 2000

    This Statement of Additional Information is not a Prospectus. Much of the information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus of Aon Funds and should, therefore, be read in conjunction with the Prospectus. To obtain a copy of the Prospectus with the same date as this Statement of Additional Information, send a written request to Aon Funds at 123 North Wacker Drive, Chicago, Illinois 60606, or call (800) 266-3637.

    The Fund's financial statements for its fiscal year ended October 31, 1999 included in its 1999 annual report to shareholders are incorporated by reference into this SAI. You may obtain a copy of this report without charge by writing or telephoning the Fund at the address and telephone number set forth above.

                                TABLE OF CONTENTS

                                                                          Page

General Information.......................................................  4

  Prior History...........................................................  4

  Portfolio Turnover......................................................  5

Money Market Fund Investments, Investment Practices and Restrictions......  5

  U.S. Government Securities..............................................  5

  Certificates of Deposit and Time Deposits...............................  6

  Commercial Paper........................................................  6

  Repurchase Agreements...................................................  6

  Foreign Securities......................................................  7

  Lending Portfolio Securities............................................  7

  Investment Restrictions.................................................  7

Additional Investment Practices and Restrictions..........................  9

  When-Issued and Delayed Delivery Securities.............................  9

  Loans of Portfolio Securities...........................................  9

  Convertible Securities.................................................. 10

  Warrants................................................................ 10

   Foreign Investments and Currency....................................... 11

   Foreign Investments Generally and Risks................................ 11

    Investments in ADRs, EDRs, and GDRs................................... 12

    Foreign Currency Transactions......................................... 12

  Options on Securities and Securities Indices............................ 12

  Financial Futures Contracts............................................. 14

  Options on Financial Futures Contracts.................................. 16

  Certain Additional Risks of Options and Financial Futures Contracts..... 17

  Restricted Securities and Other Illiquid Investments.................... 18

  Lower-Rated, Lower Quality Debt Instruments............................. 19

  Risks of Lower-Rated, Lower Quality Debt Instruments.................... 19

  Covered Call Options.................................................... 20

  GNMA Certificates....................................................... 21

  Other Investment Practices ............................................. 21

  Investment Restrictions................................................. 21

Management of the Trust................................................... 24

  Board of Trustees and Officers.......................................... 24

  Investment Adviser...................................................... 26

  Investment Advisory Fees................................................ 27

  Fund Administrations Fees............................................... 28

  Fund Accounting Fees.................................................... 28

  Reimbursement of Excess Operating Expenses.............................. 28

  Securities Activities of the Adviser.................................... 28

  Distribution of Shares.................................................. 29

Control Persons and Principal Holders of Securities....................... 29

Shareholder Meeting and Voting............................................ 31

Portfolio Transactions and Brokerage...................................... 31

Determination of Net Asset Value.......................................... 33

  General................................................................. 33

  Money Market Fund....................................................... 33

  Non-Money Market Funds.................................................. 33

Retirement Programs....................................................... 34

Yield and Performance Information......................................... 35

Taxes..................................................................... 37

Additional Information.................................................... 39

  Custodian, Transfer Agent and Accounting Agent.......................... 39

  Independent Auditors.................................................... 39

  Financial Statements.................................................... 39

  Legal Counsel........................................................... 39

  Shares of Beneficial Interest........................................... 39

  Reports................................................................. 39

  Other Information....................................................... 40

Appendix A................................................................ 41

                               GENERAL INFORMATION

    Aon Funds (the "Trust") is an open-end management investment company formed as a Delaware business trust on May 16, 1996 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues four separate series of shares (each, a "Fund" and collectively, the "Funds"), each representing a separate portfolio of securities with its own investment objective and policies (commonly known as a mutual fund). The Funds which are currently offered are the Money Market Fund, the Government Securities Fund, the Asset Allocation Fund and the REIT Index Fund. The Trust issues a separate series of shares for each Fund representing undivided beneficial interests in that Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

    Each Fund is a separate series of the Trust and is treated as a separate entity for certain purposes under the 1940 Act and for certain other purposes. A shareholder of one Fund has an interest in the assets only of that Fund and is not deemed to be a shareholder of any other Fund. As described below, for certain matters shareholders of the Trust vote together as a group; as to others they vote separately by Fund. Each Fund bears its own expenses and other liabilities and also a share of the Trust's general liabilities.

    All four of the Funds are diversified investment companies within the meaning of the 1940 Act.

    The investment objective of each Fund is fundamental and may not be changed without the approval of a majority of the outstanding shares of that Fund. In addition, the Trust has adopted certain fundamental investment restrictions with respect to each Fund that are enumerated in detail in this document and that may not be changed without approval of a majority of the outstanding shares of that Fund. A majority of the outstanding shares of a Fund means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting of shareholders if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. In contrast, certain other investment policies and restrictions, also described in this document, as well as the investment policies described in the Prospectus, are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

    Trust shares are distributed through Aon Securities Corporation ("ASC"), a wholly-owned subsidiary of Aon Corporation, a publicly held insurance holding company the common stock of which is listed on the New York Stock Exchange and which, through subsidiaries, is a major provider of insurance, insurance brokerage and related services. Aon Advisors, Inc. ("AAI"), also a wholly-owned subsidiary of Aon Corporation, serves as investment adviser to each Fund. (As used herein, "Adviser" shall refer to AAI.) Aon Corporation and its subsidiary companies may, by virtue of their shareholder interests in any Fund at any particular date, be considered to be controlling persons of the Trust and such Fund and may be able to cast a deciding vote on all matters submitted to a vote of the Trust's or such Fund's shareholders.


Prior History

    Prior to September 3, 1996, the Trust conducted business as Aon Asset Management Fund, Inc., a Virginia corporation. Any reference herein to the Trust, including any financial information and performance data, relating to such period reflects the Trust's portfolios as constituted prior to the commencement of operations of the Trust.

    Between September 3, 1996 and July 31, 1999, the Trust consisted of six Funds, the current Funds in addition to the Aon S&P 500 Index Fund and the Aon International Equity Fund which are now closed.

    Between September 3, 1996 and February 28, 1997, each of the six Funds of the Trust issued two classes of shares, Class C shares and Class Y shares. The principal difference between the share classes was that Class C shares were subject to distribution expenses of up to .25% per annum under a Rule 12b-1 Plan applicable to such shares. The Class C shares of each of the Funds were eliminated effective February 28, 1997 by converting such shares into Class Y shares of the respective Funds. The conversion was effected on the basis of the relative net asset values of the Class C shares and the Class Y shares of the respective Funds as determined as of the date and time of conversion. Thereafter, Class Y shares became available to any investor who before then would have qualified to purchase either Class C or Class Y shares, and Class Y shares became known simply as "shares". Unless otherwise specified, all references to shares of any Fund herein relating to the period between September 3, 1996 and February 28, 1997 refer to Class Y shares of such Fund.


Portfolio Turnover

The turnover rate for any Fund is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of such Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a portfolio turnover rate of 100% would mean that all of a Fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of portfolio turnover generally involves correspondingly greater transaction expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by certain requirements which the Trust must satisfy to receive certain favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgment or Fund operations make a sale advisable. As a result, the annual portfolio turnover rates in future years may exceed the percentages referred to below.

    The annual portfolio turnover rates for each of the Funds for recent fiscal periods is set forth under "Financial Highlights" in the Prospectus. The Government Securities Fund, Asset Allocation Fund and REIT Index Fund generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held.



                         MONEY MARKET FUND INVESTMENTS,
                      INVESTMENT PRACTICES AND RESTRICTIONS

    The investment objective of the Money Market Fund and the policies by which it pursues that objective are set forth in the Prospectus. This section describes in more detail certain securities in which the Fund may invest and certain investment practices that it may use and augments the explanation found in the Prospectus.


U.S. Government Securities

    U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, and bonds (which differ only in their interest rates, maturities and times of issuance), are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities, are supported either by (1) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association ("GNMA"), (2) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks),
(3) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (4) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

Certificates of Deposit and Time Deposits

    Certificates of deposit include time deposits and negotiable certificates of deposit. Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Certificates of deposit are certificates issued against funds deposited in a bank for a specified period of time. Bank obligations may be purchased only if (1) the issuing bank is a U.S. bank with total assets of at least $1 billion, and (2) the bank is a member of the Federal Deposit Insurance Corporation.

Commercial Paper

    Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

    Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying interest rates pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes. The Money Market Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the master demand note arrangements, the Adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand. While the master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Money Market Fund may invest in them only if at the time of an investment the issuer meets the criteria in the Prospectus for all other issuers of instruments that the Money Market Fund may purchase. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Money Market Fund to have a maturity of one business day.

Repurchase Agreements

    Repurchase agreements are arrangements involving the purchase of money market instruments which the Money Market Fund is qualified to purchase, and the Fund's simultaneous agreement to sell the same instruments back to their original seller on demand or at a specified future date at an agreed upon price. A repurchase agreement can be viewed as a loan made by the Fund to the seller of the instrument, with such instrument serving as collateral for the seller's agreement to repay the amount borrowed with interest. In effect, the repurchase price reflects an agreed upon interest rate unrelated to the stated rate on the purchased instrument. Such transactions afford an opportunity for the Fund to earn a return on cash that is only temporarily available.

          In the event of the default or bankruptcy of the other party, the Fund could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

         Repurchase agreements with maturities of greater than seven days are generally not negotiable, and therefore are not regarded as liquid investments. Such repurchase agreements may also be subject to greater risks than repurchase agreements of shorter maturities in that (1) the seller may experience a decrease in credit quality during the term of the repurchase agreement and (2) the value of the collateral may decline due to higher interest rates.

    The Money Market Fund will only enter into repurchase agreements when the Adviser, under the general oversight of the Board of Trustees of the Trust, determines that such agreements present minimal credit risks. For repurchase agreements, minimal credit risk determination relates to both the quality of the instrument serving as collateral as well as the creditworthiness of the original seller during the time frame contemplated by the repurchase agreement. Accordingly, as explained in the Prospectus, the Fund will only enter into repurchase agreements with banks and primary government securities dealers which the Adviser (under the general oversight of the Trust's Board of Trustees and using the same criteria used to evaluate the credit risk of all instruments considered for purchase by the Fund) determines do not present a serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the agreement.


Foreign Securities

    The Money Market Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in U.S. dollar-denominated money market instruments (including commercial paper) that are issued or guaranteed by foreign issuers, including foreign corporations or other business organizations, foreign governments and foreign government agencies or instrumentalities, and foreign financial institutions. However, the Money Market Fund may invest up to 25% of its total assets in securities of foreign issues if they are either: (1) issued, assumed or guaranteed by a foreign government or political subdivision or instrumentality thereof, or a foreign issuer having a class of securities listed for trading on the New York Stock Exchange, or (2) assumed or guaranteed by domestic issuers. The Money Market Fund will only invest in foreign securities that meet its general standards described above. Investments by the Fund in foreign securities entail certain risks not shared by domestic securities of the same type.

    Securities of foreign issuers, particularly nongovernmental issuers, involve risks that are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Foreign securities may also be subject to greater fluctuations in price than similar securities of domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In many countries, there is less government regulation of stock exchanges, brokers and listed companies than in the United States.

    With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect a Fund's investments in certain foreign issuers; in those situations, it may be difficult for the Fund to obtain or to enforce a judgment against the issuer.

Lending Portfolio Securities

    In order to further the Money Market Fund's investment objective of seeking a high level of current income, it may lend its portfolio securities to brokers, dealers, and financial institutions. The amount of loaned securities will not exceed 5% of the value of the Fund's assets. Securities lending activities, if and when engaged in by the Money Market Fund, will be carried out in the manner described and subject to the conditions described in the caption "Lending Portfolio Securities" in the next section dealing with the Non-Money Market Funds.

Investment Restrictions

    Fundamental Investment Restrictions. The Money Market Fund has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Pursuant to the Money Market Fund's fundamental investment restrictions, it may not:

        (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Money Market Fund's total assets are deemed to constitute senior securities under the 1940 Act);

        (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate); a security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (c) purchase any securities on margin (except that, subject to the borrowing limitation in paragraph (h) below, the Money Market Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position;

        (d) underwrite securities of other issuers (except insofar as the Money Market Fund or the Trust might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Fund);

        (e) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government Securities, as defined in Section 2(a)(16) of the 1940 Act;

        (f) invest more than 5% of the value of the Money Market Fund's total assets in, or invest in more than 10% of the outstanding voting securities of, any one issuer, except that this restriction does not apply to investments in U.S. Government Securities;

        (g) make loans, except that the Money Market Fund may enter into repurchase agreements as described above or in the Prospectus, and the Fund may lend its portfolio securities, but not in amounts in excess of the 5% of the value of its assets;

        (h) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Money Market Fund's total assets at the time the borrowing is made, and the Fund will not make additional investments during any period that borrowings exceed 5% of the value of its total assets;

        (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Money Market Fund, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by paragraphs (c) and (h);

        (j) enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Money Market Fund's total assets would be invested in such repurchase agreements and any other assets which are either illiquid or are not readily marketable;

        (k) invest in time deposits maturing in more than seven days; in addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Fund's total assets; and

        (1) purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that the Money Market Fund may purchase securities of issuers which invest or deal in any of the above, provided such securities are money market instruments in which the Fund is otherwise permitted to invest.

    Non-Fundamental Restrictions. In addition to the fundamental investment restrictions set forth above, the Money Market Fund is subject to the following restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Trustees without shareholder approval. The Fund may not:

        (1) write, purchase or sell puts, calls (other than covered call options) or combinations thereof;

        (2) invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of the Money Market Fund may be invested in securities (a) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (b) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (c) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange ("NYSE");

        (3) participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with other Funds, with individually managed accounts, or with registered investment companies advised or sponsored by the Money Market Fund's investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution);

        (4) alone, or together with any other Fund or Funds, make investments for the purpose of exercising control over, or management of, any issuer; and

       (5) purchase securities of other investment companies.

    Computation Rule. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Money Market Fund's total assets will not constitute a violation of the percentage restriction.


                ADDITIONAL INVESTMENT PRACTICES AND RESTRICTIONS

    The respective investment objectives of the Asset Allocation Fund, Government Securities Fund and REIT Index Fund (the "Non-Money Market Funds"), how such Funds seek to achieve such investment objectives and the principal investment strategies by which such Funds will pursue their objectives are generally set forth in the Prospectus. This section describes in more detail certain securities in which such Funds (and in certain cases the Money Market
Fund) may invest and certain investment practices they may use and is intended to augment the description found in the Prospectus.


When-Issued and Delayed Delivery Securities

    From time to time, in the ordinary course of business, each Fund may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Fund will also establish a segregated account with the Trust's custodian bank in which it will maintain cash or cash equivalents or other liquid Fund securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter each Fund will hold less than 5% of its assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued basis or delayed-delivery basis if, as a result, more than 10% of its net assets would be so invested.

Loans of Portfolio Securities

    Each Non-Money Market Fund may from time to time lend securities it holds to brokers, dealers and financial institutions, up to a maximum of 20% of its total assets, and the Money Market Fund may so lend securities up to a maximum of 5% of the value of its assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Funds. Such loans will be secured by the collateral in the form of cash or U.S. Treasury securities, which at all times during which the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities. Each Fund will continue to receive interest and dividends on the loaned securities during the term of its loans and, in addition, will receive either a fee from the borrower or interest earned from the securities in which cash collateral is invested during the term of the loan. Each Fund will also receive any gain or loss in the market value of its loaned securities.

    The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. A Fund will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were important with respect to the investment.

    Each Fund intends to limit the amount of securities lending so that the aggregate amount of interest received attributed to securities loaned, if considered "other income" for federal tax purposes, will not cause it to lose its tax status as a regulated investment company.

    The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but a Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Funds will make loans of securities only to firms that the Adviser (under the general oversight of the Board of Trustees of the Trust) deems creditworthy.

Convertible Securities

    The Asset Allocation Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Adviser usually gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible debt securities.

Warrants

    The Asset Allocation Fund may invest up to 5% of its total assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights which are not listed on the NYSE or American Stock Exchange. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments and Currency

     Each Non-Money Market Fund may invest up to 10% of its total assets, taken at market value at the time of acquisition, in securities of foreign companies that are organized outside the United States or whose securities are principally traded outside the United States (a "foreign issuer") and in securities denominated or quoted in foreign currency ("non-dollar securities"). In addition, each of these Funds may invest up to 25% of its total assets in securities of foreign issuers and in non-dollar securities if certain guarantees exist. Foreign investments will qualify as "guaranteed" if they are either: (1) issued, assumed or guaranteed by a foreign government or political subdivision or instrumentality thereof, or a foreign issuer having a class of securities listed for trading on the New York Stock Exchange; or (2) assumed or guaranteed by domestic issuers.

     Foreign Investments Generally and Risks. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations. For example, a decline in the currency exchange rates of foreign securities might reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

    A Non-Money Market Fund may be subject to currency exposure as a result of, or independent of, its securities positions. The Fund may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Non-Money Market Fund may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

    Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Non-Money Market Fund is uninvested and no return is earned on such assets. The inability of a Fund to make intended securities purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of Fund investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Government Securities Fund and Asset Allocation Fund may invest in ADRs, EDRs and GDRs. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Generally, ADRs are in registered form. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR (i.e., an unsponsored ADR), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Trust generally considers ADRs to be securities issued, assumed or guaranteed by a foreign issuer.

     EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Foreign Currency Transactions. Because investment in foreign issuers usually will involve currencies of foreign countries, and because the Non-Money Market Funds may have currency exposure independent of their securities positions, the value of the assets of these Funds as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments quoted or denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Such exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


Options on Securities and Securities Indices

    The Government Securities and REIT Index Funds may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income. The Asset Allocation Fund may write covered call options on its portfolio securities in amounts up to 10% of its total assets in order to earn additional income or to minimize or hedge against anticipated declines in the value of those securities. All call options written by these Funds are covered, which means that the Fund will own the securities subject to the option as long as the option is outstanding. All put options written by these Funds are covered, which means that the Fund has deposited with the Trust's custodian cash or liquid securities with a value at least equal to the exercise price of the option. Call and put options written by a Fund may also be covered to the extent that the Fund's liabilities under such options are offset by its rights under call or put options purchased by the Fund (e.g., closing purchase transactions) and call options written by a Fund may also be covered by depositing cash or liquid securities with the Trust's custodian in the same manner as written puts are covered.

    Through the writing of a covered call option, a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period. Through the writing of a covered put option, a Fund receives premium income but obligates itself to purchase a particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value during the option period.

    The Government Securities and REIT Index Funds may each also purchase exchange-traded call and put options with respect to securities. These Funds may each purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their portfolio securities. As the holder of a put option with respect to individual securities, each has the right to sell the securities underlying the option and to receive a cash payment at the exercise price at any time during the option period. These Funds may each purchase call options on individual securities and in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option. As the holder of a call option with respect to individual securities, the Funds obtain the right to purchase the underlying securities at the exercise price at any time during the option period.

    The REIT Index Fund may, in accordance with its investment objective and investment program, also write exchange-traded covered call and put options on stock indices. The Fund may write such options for the same purposes as each may engage in such transactions with respect to individual portfolio securities, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's securities. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

    If the Fund writes an option which expires unexercised or is closed out by such Fund at a profit, it will retain the premium received for the option, which will represent a capital gain to the Fund. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security at a disadvantageous price, which may only be partially offset by the amount of premium received.

    When the Fund writes an option on an index, and the underlying index moves adversely to its position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

    Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option, the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian as collateral cash or liquid securities equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

    Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, and NYSE Beta Index. The Fund may also use options on such other indices as may now or in the future be available.

    The REIT Index Fund may also purchase put or call options on securities indices in order to (1) hedge against anticipated changes in stock prices generally that may adversely affect the prices of securities that it intends to purchase at a later date, (2) hedge its investments against an anticipated decline in value, or (3) attempt to reduce the risk of missing a general market advance. In the event that the anticipated changes in stock prices occur, the Fund may be able to offset the resulting adverse effect, in whole or in part, through the options purchased.

     The effectiveness of hedging activities of the REIT Index Fund through the writing or purchase of stock index options will depend upon the extent to which price movements in the Fund's holdings being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are purchased or written.

    The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying securities index changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by it, the REIT Index Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale, less all transaction costs, is more or less than the premium paid on the put or call option purchased.

    All the Non-Money Market Funds may use options traded on a national securities exchange. Only the Government Securities Fund and the REIT Index Fund, however, may write and purchase over-the-counter (i.e., unlisted) options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, each of the Government Securities Fund and the REIT Index Fund may enter into contracts with the primary dealers with which it writes over-the-counter options. Such contracts, if entered into, will provide that each such Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which the Fund can repurchase the option at any time. Except for the amount of this formula price less the amount by which an over-the-counter option is "in-the-money," this option will generally be considered illiquid securities. The Adviser has established standards of creditworthiness for these primary dealers.

     As to all options, if the Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, a Fund's investment results might have been more favorable had a transaction not been effected. Because of these risks, the use of "options" related investment practices requires special skills in addition to those needed to select portfolio securities and there can be no assurances that the Adviser will be able to employ these practices successfully.

Financial Futures Contracts

    The Government Securities and REIT Index Funds, each in accordance with its investment objective, investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates or overall stock prices, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or government bond markets.

These Funds also may purchase and sell exchange-traded financial futures contracts to earn additional income or otherwise seek to increase total return.

    If expectations regarding movements in securities prices or interest rates are incorrect, a Fund might have experienced better investment results without hedging. The use of futures contracts, as well as options on futures contracts discussed below, requires special skills in addition to those needed to select portfolio securities.

    A financial futures contract is an agreement to buy or sell a security or currency (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts, to the extent that they are traded on an exchange or board of trade located in the U.S., are traded on or subject to the rules of boards of trade which have been designated "contracts markets" by the CFTC. Financial futures contracts consist of interest rate futures contracts, stock index futures contracts and currency futures contracts.

    An interest rate futures contract binds the seller either to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract, or the parties to settle in cash based upon the interest rate or rate index at the expiration of the contract. A public market currently exists for futures contracts the prices of which are related to interest rates on, among other instruments, long-term U.S. Treasury Bonds, three-month U.S. Treasury Bills, U.S. Treasury Notes and three-month Eurodollars.

    Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on, among other indices, the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index and the Dow Jones Industrial Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts. Each Non-Money Market Fund (except the Asset Allocation Fund) may use those indices which are appropriate to its hedging strategies.

     To hedge against the possibility that increases in interest rates or other factors may result in a general decline in prices of securities owned by it, the Government Securities Fund and the REIT Index Fund may sell interest rate futures contracts. To hedge against the possibility of a general decline in the prices of securities owned by it, the REIT Index Fund may sell stock index futures contracts. Assuming that any decline in the securities being hedged is accompanied by a decline in the debt instrument, interest rate or stock index chosen as a hedge, the sale of a futures contract on that debt instrument, interest rate or stock index may generate gains that can wholly or partially offset any decline in the value of the Fund's securities exposure which have been hedged.

     To hedge against the possibility of lower long-term interest rates and likely concomitant increase in prices of securities to be purchased by it, the Government Securities Fund and the REIT Index Fund may purchase interest rate futures contracts. Likewise, to hedge against increases in equity prices, the REIT Index Fund may purchase stock index futures contracts. For these Funds, such a strategy is intended to secure a position in the futures market intended to approximate the economic equivalent of a position in the securities market. When used as hedges, the Funds will purchase appropriate financial futures contracts only when each intends to purchase the underlying securities that may be affected by such decreases in interest rates or increases in equity prices or decline in value of the dollar versus the currency in which the security to be purchased is denominated (as the case may be) and will purchase such financial futures contracts in approximately the amount being hedged. When used as hedges, the Adviser expects that purchases of the underlying securities will, in fact, be made a substantial majority of the time.

     Each of the Government Securities Fund and the REIT Index Fund may purchase and sell exchange-traded financial futures contracts for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return.

    Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Non-Money Market Fund (except the Asset Allocation Fund) are usually liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

    When financial futures contracts are entered into by a Non-Money Market Fund (except the Asset Allocation Fund), either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of its futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equal to as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index or currency fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

     None of the Funds will enter into any speculative financial futures contract (or purchase any option thereon) if, immediately thereafter, the total amount of its assets required to be on deposit as initial margin to secure its obligations under such open futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase such futures contracts (less any in-the-money amount at the time of purchase) would exceed 5% of the market value of the Fund's total assets (after taking into account unrealized profits and losses on any such futures contracts or options it has entered into).

    Financial future contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, a Non-Money Market Fund will normally close all futures positions by entering into an off-setting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

    The Government Securities and REIT Index Funds may also purchase call and put options on financial futures contracts and write covered call options on financial futures contracts of the types which the particular Fund is authorized to enter into. The REIT Index Fund also may write covered put options on stock index futures contracts. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices.

    Options on financial futures contracts, to the extent traded on an exchange or board of trade located in the U.S., are traded on contract markets that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right, in return for the premium paid, to purchase a financial futures contract (similar to a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (similar to a "short" position on a financial futures contract), for a specified exercise price, at any time before the option expires. The Funds, as described above, may invest in such options for the same hedging purposes as they may each purchase or sell financial futures contracts or in order to earn additional income or otherwise seek to increase total return.

     The REIT Index Fund may seek to close out (at its market price on the relevant market) such put option before the option has expired. If the market is not liquid for that option, however, the Fund must continue to be prepared to pay the strike price while the option remains outstanding, regardless of price changes, and must continue to set aside liquid assets to cover this position.

    Unlike entering into a financial futures contract itself, purchasing options on financial futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options and transaction costs. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract on a financial futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Each Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.



Certain Additional Risks of Options and Financial Futures Contracts

    In addition to the risks described in the Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by a Fund are intended to correlate with the Fund's portfolio securities, in many cases the options or financial futures contracts used may be based on securities or currencies which, or stock indices the components of which, are not identical to the portfolio securities owned or intended to be acquired by the Fund. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

    To some extent, careful management of hedging activities can minimize these risks. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contract which is smaller than the amount of portfolio securities to which such contracts relate.

    The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of a Fund's securities is particularly relevant to financial futures contracts and options written on stock indices. A Fund entering into a futures purchase contract potentially could lose any or all of an amount equal to the contract's settlement price multiplied by the contract's multiplier. In entering into a futures sale contract, a Fund could potentially lose an amount equal to the excess of the contract's value (marked to market daily) over the contract's settlement price multiplied by the contract's multiplier. In writing options on stock indices, a Fund could potentially lose a sum equal to the excess of the value of the index (marked to market daily) over the exercise price or the excess of the exercise price over the value of the index. In addition, because financial futures contracts require delivery at a future date of either a specified security or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or stock index can, therefore, result in a much greater loss to the Fund.

    Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more), thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

    Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

    In addition, FCMs or brokers in certain circumstances will have access to each Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also, the value of such assets could decline by the time the Fund could effect such recovery.

    The success of any Fund in using hedging techniques depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on its ability to select the proper type, time and duration of hedges. There can be no assurance that the Adviser will employ these techniques or that, if employed, these techniques will produce their intended results. In any event, the Adviser will use financial futures contracts, options thereon and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which a Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Restricted Securities and Other Illiquid Investments

     The Adviser is responsible for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Money Market Fund and the Government Securities Fund will not purchase or otherwise acquire any investment if, as a result, more than 10% of its net assets (taken at current value) would be invested in instruments that are illiquid by virtue of the absence of a readily available market. The Asset Allocation Fund and the REIT Index Fund will not purchase or otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current value) would be invested in instruments that are illiquid by virtue of the absence of a readily available market.

     Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933.

     The foregoing illiquid investment restrictions do not apply to purchases of restricted securities eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Trust's Board of Trustees or by the Adviser under the general oversight of the Trustees. Such determination would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Fund's holdings of those securities may become illiquid. The foregoing investment restrictions also do not apply to purchases of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the Securities Act of 1933.


Lower-Rated, Lower Quality Debt Instruments

    Up to 30% of the total assets of the Asset Allocation Fund may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or S&P. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or S&P (i.e., investment grade debt instruments), and especially those which are investment grade but are not high quality (i.e., rated Baa by Moody's or BBB by S&P) may, after purchase by the Fund, have their ratings lowered due to the deterioration of the issuer's financial position.


Risks of Lower-Rated, Lower Quality Debt Instruments

    Lower-rated fixed income securities (i.e., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent the Asset Allocation Fund invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect the Fund's net asset value. In addition, the Asset Allocation Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

    High yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with corporate reorganization or as a part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

    High yielding securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund.

    The Asset Allocation Fund may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees of the Trust. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

    The Asset Allocation Fund may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. This Fund may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Fund also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

    From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high-yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

Covered Call Options

    The Asset Allocation Fund may write covered call options that are traded on a national securities exchange with respect to securities in the Fund (ensuring that at all times the Fund will have the securities which it may be obligated to deliver if the option is exercised). The Fund may write call options on its securities in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price of the option, except insofar as the premium represents such a profit.

    The Asset Allocation Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although writing only those call options that are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the turnover rate of the Fund, especially during periods when market prices of the underlying securities appreciate, which could affect brokerage costs.

GNMA Certificates

    The Asset Allocation and Government Securities Funds may each invest up to 50% of its net assets in GNMA Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in a form of certificates representing participation in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Asset Allocation and the Government Securities Funds may each use principal payments it receives to purchase additional GNMA Certificates or other permitted investments. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Asset Allocation and the Government Securities Funds may each reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.


Other Investment Practices

     Although the REIT Index Fund may at times hold each stock in the Morgan Stanley REIT Index in roughly the same proportions as in the Index itself, it may choose not to invest in all the stocks that comprise the Morgan Stanley REIT Index. The Fund may compensate by investing in stocks with characteristics similar to omitted stocks (such as stocks representing the same or similar property types or regions or having similar market capitalizations and other investment characteristics).


Investment Restrictions

    Fundamental Investment Restrictions. Each Non-Money Market Fund has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of such Fund's outstanding voting securities. The "affirmative vote of the holders of a majority of such Fund's outstanding securities" has the meaning set forth under "General Information" above. Pursuant to the fundamental investment restrictions of each Non-Money Market Fund other than the Asset Allocation Fund, except where otherwise noted, each such Fund may not:

        (1) issue senior securities except: (a) to the extent that borrowing under paragraph (8) below exceeding 5% may be deemed to be senior securities under the 1940 Act, or (b) in connection with investments of certain Funds in options, futures and swap contracts;

        (2) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities, as defined in Section 2(a)(16) of the 1940 Act) or invest in more than 10% of the outstanding voting securities of any one issuer;

        (3) invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry, other than U.S. Government securities; utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction. This restriction does not apply to the REIT Index Fund;

        (4) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (5) purchase any securities on margin except: (a) that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (b) in connection with investments in options, futures and swap contracts;

        (6) make loans, except as provided in (7) below and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan);

        (7) lend its portfolio securities in excess of 20% of its total assets, taken at market value at the time of the loan;

        (8) borrow amounts in excess of 10% (20% in the case of the REIT Index
    Fund) of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

        (9) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowing mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investment of certain Funds in options, futures and swap contracts;

        (10) underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

        (11) invest more than 10% of its net assets (15% for REIT Index Fund) in repurchase agreements maturing in more than seven days and other illiquid investments; and

        (12) purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, or commodity contracts, except that such Funds may invest in financial futures contracts and related options;

    Pursuant to the fundamental investment restrictions of the Asset Allocation Fund, such Fund may not:

        (1) issue senior securities (except to the extent that borrowings under paragraph (8) below exceeding 5% of the value of the Fund's total assets may be deemed to constitute senior securities under the 1940 Act); however, this prohibition shall not limit the Fund's ability to write covered call options;

        (2) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

        (3) purchase any securities on margin (except that, subject to the borrowing limitation in (8), the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position. However, this prohibition shall not limit the Fund's ability to write covered call options;

        (4) underwrite securities of other issuers (except insofar as the Fund or the Trust might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Fund);

        (5) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government securities, as defined in Section 2(a)
    (16) of the 1940 Act. For the purpose of defining the term "particular industry," utilities will be divided according to their services. For example, gas, gas transmission, electric and telephone each will be considered a separate industry;

        (6) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except that this restriction shall not apply to U.S. Government securities) or invest in more than 10% of the outstanding voting securities of any one issuer;

        (7) make loans, except that the Fund may enter into repurchase agreements as described above or in the Prospectus, and the Fund may lend its portfolio securities in amounts up to 20% of the value of its total assets;

        (8) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets at the time the borrowing is made, and the Fund will not make additional investments during any period that borrowings exceed 5% of the value of its total assets. This limitation on borrowing money shall not limit the Fund's ability to write covered call options;

        (9) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Fund, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (3) and (8);

        (10) invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of the Fund's total assets would be invested in such illiquid securities;

        (11) invest in time deposits maturing in more than seven days. In addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Fund's total assets; and

        (12) purchase or sell interests in oil, gas, or other mineral exploration or development programs, commodities, or commodity contracts, except that the Fund may purchase securities of issuers which invest or deal in any of the above, provided that such securities meet the Fund's other investment criteria.

    With respect to fundamental investment restriction (10) of the Asset Allocation Fund set forth above, the Trust has been advised by the SEC that, under the SEC's guidelines, the Asset Allocation Fund may not invest more than 15% of the value of such Fund's net assets in illiquid securities. Accordingly, in order to comply with the SEC's guidelines, as a matter of non-fundamental policy such Fund will not invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of such Fund's net assets would be invested in such illiquid securities. The Trust has undertaken to the SEC that it will comply with this non-fundamental policy until such time as the shareholders of the Asset Allocation Fund approve an amendment to the fundamental policies of such Fund incorporating into such fundamental policies this non-fundamental policy.

    Non-Fundamental Restrictions. In addition to the fundamental investment restrictions set forth above, each Non-Money Market Fund is subject to the following additional restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Trustees without shareholder approval. These Funds are subject to the same non-fundamental investment restrictions as apply to the Money Market Fund (described above) except as modified below.

        (1) each Non-Money Market Fund will not purchase securities of other investment companies if, as a result thereof, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than 10% of the Fund's total assets would be invested in securities of investment companies. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities;

        (2) each Non-Money Market Fund will not invest more than 30% of its total assets, measured at the time of investment, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories by Moody's or S&P or are unrated. This restriction shall apply to such unrated securities as the Adviser may determine, pursuant to procedures adopted by the Trustees to be of comparable quality to those securities assigned a rating in one of the four highest categories;

        (3) each Non-Money Market Fund (other than the REIT Index Fund) will not purchase or retain the securities of any issuer if any officer or Trustee of the Trust, the Adviser or any affiliated person of the Trust or the Adviser beneficially own more than 0.5% of the securities of such issuer or together in the aggregate own more than 5% of the securities of such issuer;

        (4) the Government Securities Fund and REIT Index Fund will not enter into a speculative financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open speculative futures positions, plus the sum of the premiums paid for all unexpired options on futures contracts (less any in-the-money amount at the time of purchase) would exceed 5% of the market value of its total assets (after taking into account unrealized profits and losses on any such futures contracts or options it has entered into);

        (5) Non-fundamental investment restriction(a) of the Money Market Fund is not applicable to the Government Securities or REIT Index Fund




                             MANAGEMENT OF THE TRUST



Board of Trustees and Officers

     The Trust has a Board of Trustees, the members of which are generally elected by the shareholders. A majority of the Trustees are not affiliated with AAI or Aon or their affiliates. The Board of Trustees is responsible for the overall management of the Trust, including reviewing the results of the investment portfolios, monitoring investment activities and practices, and receiving and acting upon future plans for the Trust.

    The Trustees and officers of the Trust, their addresses, ages as of February 22, 2000, and their principal occupations for the last five years are set forth below. Those individuals designated with an asterisk are "interested persons" of the Trust, as the term is defined in Section 2 (a)(19) of the 1940 Act.

Name                                   Position             Age    Business Experience
----                                   --------             ---    -------------------
Michael A. Cavataio.............       Trustee              56     Real Estate Developer
361A Bienterra Trail                                               Director, Ceres Group Inc.
Rockford, IL   61107                                               Director, Firstar Bank, Northern Illinois

Michael A. Conway*..............       President and         53    President, Aon Advisors, Inc.; Senior Vice
123 North Wacker Drive                 Trustee                     President and Senior Investment Officer,
29th Floor                                                         Aon Corporation.
Chicago, IL  60606

Carleton D. Pearl...............       Trustee               56    President and CEO
McDonald's Corporation                                             System Capital Corporation
McDonald's Plaza
Oak Brook, IL   60523-1900

Richard J. Peters...............       Trustee               52    President, Penske Corporation
13400 Outer Drive West, B-48                                       Board Memberships: Penske Corporation, United
Detroit, MI  48239                                                 Auto Group, Kaufman Peters LLC, and CAPTEC Net
                                                                   Lease Realty

Charles A. Tribbett.............       Trustee               44    Managing  Director and Co-Manager, Russell
200 S. Wacker Drive                                                Reynolds Associates.
Suite 3600
Chicago, IL  60606

Arlene H. Hardy*................       Treasurer             42    Treasurer, Aon Corporation.
123 North Wacker Drive
26th Floor
Chicago, IL  60606

Catherine Lyczko*...............       Secretary             39    Counsel, Aon Corporate Law Department;
123 North Wacker Drive                                             Secretary, Aon Securities Corporation.
13th Floor
Chicago, IL  60606

Brian H. Lawrence*..............       Controller            32    Controller, Aon Securities Corporation;
123 North Wacker Drive                                             Treasurer, Aon Advisors, Inc.
27th Floor
Chicago, IL  60606


    Trustees or officers who are interested persons of the Trust do not receive any compensation from the Trust for their services to the Trust. Trustees who are not interested persons of the Trust receive compensation at a rate of $15,000 annually. In addition, Trustees who are not interested persons of the Trust may be reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Trust.

    Set forth below is a compensation table listing, for each Trustee of the Trust during its fiscal year ended October 31, 1999 entitled to receive compensation, the aggregate compensation received from the Trust during such fiscal year.

Table of Trustees' Compensation
-------------------------------
                                                     Aggregate Compensation
Name of Trustee                                          from the Trust
---------------                                      ----------------------

Michael A. Cavataio                                          $16,000

Carleton D. Pearl                                            $16,000

Richard J. Peters                                            $16,000

Charles A. Tribbett                                          $16,000



Investment Adviser

     Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois, a wholly owned subsidiary of Aon Corporation, serves as an investment adviser to the Trust pursuant to separate investment advisory agreements relating to each Fund ("Advisory Agreements") each dated September 3, 1996. Information concerning AAI and the basic provisions of the Advisory Agreements are described in the Prospectus under the caption "Management of the Trust--Investment Adviser."

    The duties and responsibilities of AAI are specified in the Advisory Agreements. Each of the Advisory Agreements was approved by the Trustees of the Trust (including a majority of Trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party) at a meeting held on May 22, 1996, and the continuation of the Advisory Agreements was last approved by such Trustees at a meeting held July 21, 1999. The Advisory Agreements were also approved by the respective shareholders of the Money Market Fund and the Asset Allocation Fund on July 10, 1996 and by the respective initial shareholders of each of the other Funds on September 3, 1996. The Advisory Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Trust or AAI or by a vote of shareholders of each respective Fund. Each Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuation is specifically approved annually
(a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party to cast in person at a meeting.

    AAI (under the general oversight of the Trustees) continuously furnishes an investment program for each Fund, is responsible for the actual managing of the investments of each Fund and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of each Fund, AAI performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of each Fund.

    The Advisory Agreements provide that AAI shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Advisory Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.

    Pursuant to a separate administration agreement between the Trust and Aon Securities Corporation ("ASC"), a wholly owned subsidiary of Aon (the "Administration Agreement"), ASC has agreed, at its own expense, to:

         (1) supply internal auditing and internal legal services; (2) supply stationery and office supplies; (3) prepare reports to shareholders and the Board of Trustees; (4) prepare tax returns; (5) prepare reports to and filings with the SEC and State Blue Sky authorities; (6) at the Trust's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (7) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Trust with a third party); and (8) furnish persons satisfactory to the Trust to respond during normal business hours to in-person, written and telephone requests for assistance and information from shareholders of the Trust, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Trust shareholder records.

    The Trust is responsible for all other expenses, including:

        (1) taxes and fees payable by the Trust to federal, state, or other government agencies; (2) brokerage fees and commissions, and issue and transfer taxes; (3) interest; (4) Board of Trustees meeting attendance and annual retainer fees and expenses of trustees of the Trust who are not directors, officers or employees of AAI, or of any affiliated person (other than a registered investment company) of AAI; (5) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (6) the charges and expenses for custodial, paying agent, transfer agent, dividend agent and accounting agent services; (7) outside legal fees and expenses in connection with the affairs of the Trust including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (8) charges and expenses of independent auditors; (9) costs of meetings of shareholders and trustees of the Trust; (10) costs of maintenance of corporate existence; (11) insurance premiums; (12) investment advisory fees;
              (13) costs and fees associated with printing and delivering registration statements, shareholders' reports and proxy statements; (14) costs and fees associated with delivering reports to and filings with the SEC and State Blue Sky authorities; (15) costs relating to administration of the Trust's general operations; (16) costs relating to the Trust's own employees, if any; and (17) costs of preparing, printing, and delivering the Trust's Prospectus and Statement of Additional Information to existing shareholders.


Investment Advisory Fees

The Funds paid the following amounts in investment advisory fees net of reimbursements and fee waivers during the last three fiscal years:

                                          Year ended          Year ended           Year ended
                                           10/31/99            10/31/98             10/31/97
                                       -----------------   ------------------   -----------------
Money Market Fund                              $777,768             $813,976            $706,893
Government Securities Fund                     $161,942             $134,035            $192,825
Asset Allocation Fund                          $479,998             $568,072            $575,161
REIT Index Fund                                 $52,533              $82,226            $186,653

Fund Administration Fees

The Funds pay Aon Securities Corporation annual fees of .05% of average daily net assets under the Administration Agreement. The Funds paid the following amounts in fund administration fees during the last three fiscal years:

                                          Year ended          Year ended           Year ended
                                           10/31/99            10/31/98             10/31/97
                                       -----------------   ------------------   -----------------
Money Market Fund                              $388,884             $406,988            $296,710
Government Securities Fund                      $80,971              $67,018             $36,654
Asset Allocation Fund                           $96,000             $113,614             $66,922
REIT Index Fund                                 $26,266              $41,113             $31,848


Fund Accounting Fees

The Funds pay Firstar Trust Company annual fees based on a percentage of assets, subject to an annual minimum amount per Fund, plus fees per security priced under the Fund Accounting Agreement. The Funds paid the following amounts in fund accounting fees to Firstar Trust Company during the last three fiscal years:

                                          Year ended          Year ended           Year ended
                                           10/31/99            10/31/98             10/31/97
                                       -----------------   ------------------   -----------------
Money Market Fund                               $72,064              $73,243             $59,165
Government Securities Fund                      $53,330              $40,859             $35,421
Asset Allocation Fund                           $46,689              $44,799             $41,003
REIT Index Fund                                 $25,370              $31,375             $30,640



Reimbursement of Excess Operating Expenses

     With respect to each Fund, AAI has undertaken that if, in any fiscal year, certain expenses of the Fund, including the investment advisory fees, administration and accounting (but excluding interest, taxes, brokerage commissions and extraordinary expenses), exceed the maximum total annual operating expenses as stated in the prospectus, AAI shall reimburse the Fund to the extent of such excess. AAI's undertaking with respect to reimbursement of excess expenses cannot be changed without shareholder approval. The maximum total annual operating expenses, as a percentage of average daily net assets, that a Fund may incur pursuant to AAI's undertaking are as set forth in the prospectus.

     During the fiscal year ended October 31, 1999, AAI was not required to reimburse the Trust for expenses incurred in excess of maximum total operating expenses.

Securities Activities of the Adviser

    Securities held by the Trust may also be held by Aon Corporation, or by accounts or mutual funds for which AAI acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Aon Corporation or by AAI or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of AAI or Aon Corporation arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Trust, Aon Corporation, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of AAI during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

    On occasions when AAI (under the general oversight of the Trustees of the Trust) deems the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by AAI in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

    In performing their functions, AAI will execute sales of securities among the Funds or between a Fund and other investment accounts it manages.


Distribution of Shares

     The Trust has entered into a Distribution Agreement with Aon Securities Corporation (the "Distributor"), 123 North Wacker Drive, Chicago, Illinois 60606, a wholly-owned subsidiary of Aon Corporation, under which the Distributor acts as principal underwriter and distributor of the shares of each Fund. The Trust does not pay the Distributor any fees for these services.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    The table below sets forth certain information as to all persons known to the Trust who, as of January 31, 2000, owned of record or beneficially 5% or more of any Fund's outstanding shares. Each such person is a subsidiary or an affiliate of Aon Corporation.

                                 Name and Address of                Amount and Nature of           Percent of
            Fund                  Beneficial Owner                  Beneficial Ownership            Fund (%)
            ----                 -------------------                --------------------           ----------
Money Market Fund            Aon Savings Plan.                  236,396,580                          18.44
                             400 Colony Sq.                     directly owned shares
                             Suite 2200
                             1201 Peachtree St. NE
                             Atlanta, GA  30361

                             Aon Re                             187,603,696                          14.63
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Combined Insurance Company         164,166,793                          12.81
                             Of  America                        directly owned shares
                             123 N. Wacker Dr.
                             Chicago, IL 60606-1700

                             Aon Pension Trust                  142,049,439                          11.08

                                       29

                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Risk Services                  87,312,781                            6.81
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Specialty Group Inc            79,986,369                            6.24
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

Government                   Aon Pension Trust                  10,237,972                           71.15
Securities  Fund             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

                             Aon Savings Plan.                  4,133,376                            28.72
                             400 Colony Sq.                     directly owned shares
                             Suite 2200
                             1201 Peachtree St. NE
                             Atlanta, GA  30361

Asset Allocation Fund        Aon Savings Plan.                  10,150,880                           88.62
                             400 Colony Sq.                     directly owned shares
                             Suite 2200
                             1201 Peachtree St. NE
                             Atlanta, GA  30361

                             Combined Insurance Company         1,227,924                            10.72
                             Of America                         directly owned shares
                             123 N. Wacker Dr.
                             Chicago, IL 60606-1700

REIT Index Fund              Aon Savings Plan.                  1,796,460                            70.51
                             400 Colony Sq.                     directly owned shares
                             Suite 2200
                             1201 Peachtree St. NE
                             Atlanta, GA  30361

                             Aon Pension Trust                  728,295                              28.59
                             123 N. Wacker Dr.                  directly owned shares
                             Chicago, IL 60606-1700

    Aon Corporation, a Delaware corporation, and its subsidiaries and affiliates may, by virtue of their interests as shareholders of the Trust at any particular time, be considered controlling persons of the Trust and may be able to cast a deciding vote on all matters submitted to a vote of the shareholders of the Trust or one or more of the Funds. As of January 31, 2000, Aon Corporation and its subsidiaries and affiliates owned in excess of 98% of the outstanding shares of the Trust. On that date, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each of the Funds other than holdings attributable to Michael A. Conway as co-trustee of the Aon Savings Plan and Aon Pension Trust.

    At the close of business February 23, 2000, Mr. Patrick G. Ryan, Chairman and Chief Executive Officer of Aon, owned directly and beneficially 31,094,288 shares (12.07%) of the voting securities of Aon.




                         SHAREHOLDER MEETINGS AND VOTING

     The Trust will not hold annual shareholder meetings. Shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Board members. In addition, shareholders of the respective Funds will have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and restrictions of such Funds, approval of changes to investment advisory agreements and such additional matters relating to the Trust or such Funds (or classes of shares thereof) as might be required by the 1940 Act. As to any matter on which shareholders of the Trust are entitled to vote, they shall be entitled to one noncumulative vote for each full share and to a proportionate fractional vote for each fractional share, irrespective of class, standing in the shareholder's name on the books of the Trust. In no event shall holders of shares of a series or class be entitled to vote such shares with respect to any matter that does not affect any interest of such series or class, as the case may be, unless otherwise required by the 1940 Act. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (1) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (2) shares shall be voted by class where required by the 1940 Act, and (3) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act. Shares do not have preemptive or subscription rights.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Adviser determines which securities to buy and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by such Fund. Fixed income securities are generally traded with dealers acting as principal for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock or fixed-income securities may be purchased at a price that includes compensation to the underwriter.

    Decisions with respect to the purchase and sale of the Fund's portfolio, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are made by the Adviser. Neither the Adviser nor any company affiliated with it will act as a broker or dealer for the purposes of executing portfolio transactions for the Funds.

    The primary consideration in allocating transactions to brokers or dealers is prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). When this primary consideration of best execution has been met, consideration may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Trust or to the Adviser; the Adviser is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of the Adviser, even through the spread or commission at which an order is executed may be higher than that which another dealer or broker might charge, provided the Adviser determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, and advisability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful to the Adviser in serving all the Funds and other accounts managed by the Adviser and, conversely, supplemental research obtained by the placement of business of such other accounts may be useful to the Adviser in carrying out its obligations to the Funds.


The Funds paid the following amounts in brokerage commissions during the last three fiscal years:

                                                Year ended           Year ended           Year ended
                                                 10/31/99             10/31/98             10/31/97
                                             -----------------    -----------------    -----------------
Asset Allocation Fund                                $197,661             $208,257              $78,653
REIT Index Fund                                      $108,356             $137,110             $125,631

As of October 31, 1999, the Money Market Fund held the following securities of its regular broker-dealers:

Name of broker-dealer or parent              Principal (000s)
                                             -----------------

American Express                                      $40,000
Household Finance                                     $25,000
First Chicago Financial Corp                           $6,000
Ford Motor Credit                                     $34,000
Banc One Financial                                    $10,000
Nesbitt Burns Securities                               $3,836


As of October 31, 1999, the Asset Allocation Fund held the following securities of its regular broker-dealers:

Name of broker-dealer or parent              Principal (000s)        Shares
                                             -----------------    -------------

Ford Motor Credit                                      $1,100
Citigroup                                                                16,500



    Arrangements exist with broker-dealers whereby the adviser obtains computerized stock quotation services and other research services in exchange for the direction of portfolio transactions which have generated certain amounts of dealer concessions or brokerage commissions for such broker-dealer. From time to time, the adviser may make other similar arrangements with brokers or dealers who agree to provide research services in consideration for certain amounts of dealer concessions or brokerage commissions. Brokerage will be directed to such brokers or dealers pursuant to any such arrangement only when the adviser believes that the commissions charged are reasonable in relation to the value and overall quality of the brokerage and research services provided.

For the year ended October 31, 1999, the amount of transactions and related brokerage commissions allocated to brokers because of research services provided to the Funds were as follows:

                                     Transactions         Commissions
                                   -----------------    -----------------

Asset Allocation Fund                   $37,776,979              $58,844

                        DETERMINATION OF NET ASSET VALUE

General

    The Trust is open for business on each day that the New York Stock Exchange is open for trading (the NYSE is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), except that shares of the Money Market Fund and Government Securities Fund may not be purchased or redeemed on Columbus Day or Veterans' Day.

    The net asset value of the Money Market Fund's shares for purposes of pricing orders for purchase and redemption of shares is determined twice daily, once as of 12:30 p.m. (Central Time) and again as of the close of regular trading (currently 3:00 p.m. Central Time) on the NYSE, on each day the Trust is open for business. The net asset value of the Non-Money Market Funds' shares for the purposes of pricing orders for purchase and redemption of shares is determined as of the close of regular trading (currently 3:00 p.m. Central Time) on the NYSE, on each day that the Trust is open for business.

    The net asset value per share of each Fund is determined by subtracting the liabilities of such Fund from the value of its assets and dividing the remainder by the number of outstanding shares of such Fund.

Money Market Fund

    The Trust intends to use its best efforts to maintain the Money Market Fund's net asset value at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. The Trustees of the Trust will take such action as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, any material dilution or other unfair results that might arise from differences between net asset value per share based on market value and net asset value per share based on amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations, if available, or, if not available, at a fair value as determined in good faith by the Trustees. The Trust may also reduce the number of the Money Market Fund's outstanding shares by redeeming proportionately from shareholders, without the payment of any monetary consideration, such number in full and fractional shares as is necessary to maintain the net asset value per share at $1.00. By investment in the Money Market Fund, shareholders are deemed to have agreed to such redemption.

Non-Money Market Funds

    Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on the exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the Nasdaq Stock Market's National Market. In the absence of any Nasdaq National Market sales on that day, equity securities are valued at the last reported bid price.

    Debt securities are valued by an independent pricing service that utilizes electronic data processing techniques, including a "matrix system," to derive evaluated bid prices.

    Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in foreign securities may not take place contemporaneously with the valuation of such foreign securities in such Fund.

    Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations provided by a pricing service retained for this purpose.

    Exchange listed put options written and options purchased are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

    Short-term debt securities are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Trustees of the Trust believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Trustees of the Trust.


                               RETIREMENT PROGRAMS

    The Trust makes available a Retirement Plan for Self-Employed Individuals ("Keogh Plan") with both money purchase pension plan and profit sharing plan options, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs"). Contributions to each are invested, and dividends and distributions are automatically reinvested, in shares of the appropriate Fund. Generally, the maximum contribution allowable each year to an IRA is the lesser of $2,000 or 100% of compensation includible in gross income for the year, and the maximum annual contribution allowable to a Keogh Plan is the lesser of (i) $30,000 or (ii) 25% of an employee's compensation or a self-employed individuals' earned income (net earnings reduced by Keogh Plan contributions) for the year. Additionally, the maximum deduction allowable each year for contributions to the profit sharing option of a Keogh Plan is, generally, 15% of an employee's compensation or a self-employed individual's earned income (net earnings reduced by Keogh Plan contributions) for the year. Under a SEP, an employer, or self-employed individual, is permitted to contribute a discretionary amount each year up to the lesser of $30,000 or 15% of an employee's compensation for the year, or a self-employed individual's earned income (net earnings reduced by SEP contributions) for the year, into an individual IRA for each employee or self-employed individual. The annual compensation of each employee and the earned income of each self-employed individual which can be taken into account under a Keogh Plan and a SEP for any year cannot exceed $170,000 for 2000. This compensation limitation is to be adjusted in future years by the Internal Revenue Service for increases in the cost-of-living. A self-employed individual may contribute to either a Keogh Plan or a SEP and, in either case, may also contribute to an IRA. The custodial agreements for the IRAs provide that Firstar Mutual Fund Services LLC, Milwaukee, Wisconsin, will provide the custodial service unless a different custodian is specified.

    Firstar Mutual Fund Services LLC would receive as compensation from the participant under the Keogh Plan an annual maintenance fee of $12.50 per participant. Special services not contemplated in the annual maintenance fee will be rendered by Firstar Mutual Fund Services LLC for such additional charges as will reasonably compensate it for the services provided. Fees may be changed with at least 30 days' prior written notice. The annual maintenance fee payable to Firstar Mutual Fund Services LLC with respect to an IRA, including each individual IRA established under a SEP, is presently $12.50 per account and may be changed at any time. Fees under any of these types of accounts remaining unpaid may be charged against the accounts. If a custodian other than Firstar Mutual Fund Services LLC is specified, fees will be determined by such custodian.

     The Trust intends to request the Internal Revenue Service (the "IRS") to issue an opinion letter that its Keogh Plan is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and it intends to make any amendment to its Keogh Plan requested by the IRS as a condition of issuing such opinion letter. Furthermore, the Trust intends to obtain approval from the IRS with respect to money purchase pension plan and profit sharing plan options for its Keogh Plan with the result that self-employed persons may adopt either or both of such plans. The IRA Custodial Agreement has not been submitted to the IRS for approval because it incorporates IRS form 5305-A which makes such submission unnecessary.

    The employer or individual, as the case may be, should consult his or her tax adviser or attorney as to the applicability of any Keogh Plan, SEP or IRA to his or her particular situation. Additionally, since these retirement programs involve commitments covering future years, the investment objectives of each Fund, as described in the Prospectus and in this Statement of Additional Information, should be carefully considered.

    For further details, including the right to appoint a successor custodian, see the IRA Application Form, IRA Custodial Agreement and IRA Disclosure Statement and other materials which are available from the Trust, telephone
(800) 266-3637.

    For a discussion of income tax withholding on certain distributions from qualified retirement plans or tax-sheltered annuity plans, see "Taxes" below.


                        YIELD AND PERFORMANCE INFORMATION

    The yield of the Money Market Fund for the seven-day period ended October 31, 1999 was 5.38%. This yield quotation is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and analyzing this quotient on a 365-day basis (i.e., multiplying the base period return by 365/7). The net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares during this period. The effective yield of the Money Market Fund for the seven-day period, ended October 31, 1999 was 5.52%. The effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. (The current annualized effective yield is computed by expressing the annualized return on a compounded, annualized basis).

    Current yields will fluctuate from time to time and are not necessarily representative of future results. The yield is a function of the type and quality of the instruments in the Fund, portfolio maturity and operating expenses.

    Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. From time to time, advertisements for the Money Market Fund may include comparison of the Fund's performance to that of various market indices.

    The compound annual rates of return for the fiscal year ended October 31, 1999 and for the period from inception to October 31, 1999 for the Funds were as follows:

                                  Inception      Year Ended      Inception
                                     Date         10/31/99      to 10/31/99

Government Securities Fund          9/3/96          -2.50%          6.46%
Asset Allocation Fund               3/1/94          14.91%         14.84%
REIT Index Fund                     9/3/96          -6.31%          3.84%

    The preceding returns were computed in accordance with the rules for standardized computation of performance as established by the SEC. Such rules for standardized computation of performance provide for determining compound annual rates of return by taking the total return of the Fund over the period in question calculated as described in the Prospectus and "annualizing" such total return, i.e., computing the annual rate of return which, if earned in each year of such period, would produce the total return actually earned over such period.

    Inasmuch as the Funds have no sales load on purchases or reinvested dividends, no deferred sales load or redemption fee, no adjustments are made for such items in calculating performance.


Money Market Fund

     From time to time, the Money Market Fund may advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Government Securities Fund and Asset Allocation Fund

     For purposes of advertising, performance of the Government Securities Fund and Asset Allocation Fund may be calculated on several bases, including current yield, average annual total return and/or total return. Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period.

REIT Index Fund

     For purposes of advertising, performance of the REIT Index Fund may be calculated on the basis of average annual total return and/or total return. Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the performance of these Funds will include the average annual total return for one, five and ten year periods, or for shorter time periods, depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of actual total return for the applicable period.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the maximum offering price per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Average annual total return and total return will be calculated as described above.

                                      TAXES

     Each Fund has qualified, and intends to remain qualified, as a "regulated investment company" under Subchapter M of the Code. In order to remain qualified, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the value of its assets is represented by cash, cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government).

     As a regulated investment company, a Fund is generally not subject to U.S. federal income tax on its income and gains distributed to shareholders, provided the Fund distributes to its shareholders at least 90% of its net investment income (i.e., net income and gains, exclusive of net capital gains) each year.

     If a Fund engages in certain hedged transactions, the transaction may be treated as a deemed sale of the appreciated property which may accelerate the gain on the hedged transaction.

     The Non-Money Market Funds, each in accordance with its investment restrictions contained herein, may generate capital gain or loss. In addition, if a Fund trades in certain options, futures, and forward contracts, the Fund may be required to recognize its unrealized gains and losses on those contracts at the end of its fiscal year. In such event, 60% of any net gain or loss will generally be treated as long-term capital gain or loss and the remaining 40% of such net gain or loss will be treated as short-term capital gain or loss. In general, distributions of net capital gain (i.e. a Fund's net long-term capital gains in excess of its net short-term capital losses), when designated as such by a Fund, are treated as gain recognized by you from the sale or exchange of a capital asset held for more than one year, regardless of how long you have held your Fund shares.

     In general, among other circumstances, a Fund will generate capital gain or loss upon liquidating an investment in order to change the composition of its investment portfolio or, due to the small size of the Fund, in order to satisfy an unexpected level of redemption requests.

     A non-deductible 4% excise tax will be imposed on the Fund to the extent a Fund does not distribute during each calendar year (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year and (iii) certain other amounts not distributed in previous years. Each Fund intends to distribute its income and gains in a manner so as to avoid the imposition of this 4% excise tax.

     Distributions declared by a Fund in October, November or December of a year, payable to you as of a record date in such a month, and paid during the following January, will be treated for U.S. federal income tax purposes as paid by the Fund and received by you on December 31 of the calendar year declared.

     If the net asset value of shares is reduced below your cost by a distribution, such distribution would be taxable as described in the Prospectus, even though the distribution might be viewed in economic terms as a return of capital. For U.S. federal income tax purposes, your original cost continues as your tax basis and, on redemption, your gain or loss is the difference between such basis and the redemption price.

     Income tax withholding at a rate of 20% is applicable to any distribution from a qualified retirement plan, such as the Defined Contribution Plan or 403(b)(7) Plan, where the distribution is eligible for tax-free rollover treatment but is not transferred directly to a specified retirement vehicle such as another qualified plan or an IRA. All qualified retirement plans and plans subject to Section 403(b) of the Internal Revenue Code must provide participants and certain other distributees with an election to have an eligible rollover distribution transferred directly to certain specified retirement vehicles. If a shareholder receives a distribution which is subject to the 20% withholding requirement and wishes to roll the distribution into another retirement vehicle such as an IRA within 60 days without subjecting any part of the distribution to income tax (and a possible additional 10% penalty tax if the shareholder has not attained age 59 1/2), the shareholder will have to contribute to the IRA or other retirement vehicle the amount of the distribution (after withholding) plus an amount equal to the amount withheld. If the full amount of the distribution (including the amount withheld) is not contributed to another qualified retirement vehicle within 60 days, the portion of the distribution which is not contributed will be subject to income tax, plus a possible additional 10% penalty if the shareholder has not attained age 59 1/2. The amount withheld will be applied to reduce the shareholder's federal income tax liability and may be refunded by the Internal Revenue Service to the shareholder upon filing a federal income tax return if the total amount withheld from the shareholder exceeds such tax liability.

     The rules broadly define distributions which qualify for rollover treatment. Shareholders who expect to receive distributions which may qualify for rollover treatment and therefore may be subject to 20% withholding should consult their own tax advisers for a complete discussion of the impact of these rules on such distributions.


Foreign Investments

     If a Fund purchases shares in a foreign corporation treated as a "passive foreign investment company" ("PFIC") for U.S. federal income tax purposes, the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of distributions from such foreign corporation and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. In certain limited circumstances, the Fund may be eligible to make a qualified electing fund election with respect to certain PFICs in which it owns shares. Such an election would enable the Fund to avoid the taxes on excess distributions by including in income each year the Fund's pro rata share of the PFIC's income and gains for that year (whether or not the Fund's share of such income and gains are distributed to the Fund). Alternatively the Fund may be eligible to elect under certain circumstances to treat its stock in certain PFICs as having been sold on the last business day of each taxable year of the Fund for the stock's fair market value, in which case the Fund would (subject to certain exceptions) generally avoid the taxes on excess distributions. These elections, therefore, may cause the Fund to recognize income in a particular year in excess of the distributions it receives in that year from the PFIC.

     The foregoing is only a general summary of certain provisions of the Code and current Treasury Regulations applicable to each Fund and its shareholders. The Code and such regulations are subject to change by legislative or administrative action.

     The tax consequences to a foreign shareholder of a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

     Distributions to you may also be subject to state, local, and foreign taxes. We urge you to consult your tax advisors regarding the application of federal, state, local, and foreign tax laws.

                             ADDITIONAL INFORMATION

Custodian, Transfer Agent and Accounting Agent

    Firstar Mutual Fund Services LLC ("Firstar") is the custodian, transfer and dividend paying agent, and accounting agent for the Trust. The principal office of Firstar Mutual Fund Services LLC is located at 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202. Under the custodian agreement between the Trust and Firstar, the bank may appoint a subcustodian bank with the approval of the Trust's Trustees. Firstar has no part in determining the investment policies of the Trust or the securities to be purchased or sold by the Trust.

Independent Auditors

    Ernst & Young LLP acts as independent auditors for the Trust. Its offices are at Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606. Ernst & Young LLP performs an audit of the financial statements of the Trust annually.

Financial Statements

     The financial statements of the Trust for the fiscal year ended October 31, 1999 are incorporated herein by reference to the Trust's Annual Report to Shareholders filed with the SEC on January 7, 2000.

Legal Counsel

    Sidley & Austin, Bank One Plaza, 10 South Dearborn, Chicago, Illinois 60603, is counsel for the Trust.


Shares of Beneficial Interest

    Aon Funds is a Delaware business trust, formed on May 16, 1996. It is authorized to issue an unlimited number of shares of beneficial interest. The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the division of shares into an unlimited number of series and the division of any series into two or more classes.

    Shareholders of the Trust are entitled to one vote for each full share and to a proportionate fractional vote for each fractional share, irrespective of class, standing in the shareholder's name on the books of the Trust. All shares then issued and outstanding and entitled to be voted shall be voted on a series by series basis, except that (1) shares shall be voted in the aggregate without differentiation among the separate series and classes in the case of the election or removal of Trustees and where otherwise required by the 1940 Act or the Trust's Agreement and Declaration of Trust, (2) shares shall be voted by class where required by the 1940 Act, and (3) the Trustees in their sole discretion may determine that, in situations where the shares of more than one series or class are entitled to be voted with respect to a matter, such shares shall be voted as a single class with respect to such matter if and to the extent permitted under the 1940 Act. Shares do not have preemptive or subscription rights.

Reports

    The Trust will issue unaudited semi-annual reports showing each of the Funds' investments and other information, and it will issue audited annual reports containing financial statements audited by the Trust's independent auditors.

Other Information

    This Statement of Additional Information and the Prospectus for the Trust do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                                   APPENDIX A

                      Description of Corporate Bond Ratings

Moody's Investors Services, Inc. ("Moody's")

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligation i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

    The ratings from "Aa" to "B" may be modified by the addition of a plus or minus sign to indicate relative standing within the major rating categories.

Standard & Poor's Corporation ("S&P")

    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or Minus (--): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Trust is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

                     Description of Commercial Paper Ratings

    Moody's Investors Service, Inc.: The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

        Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions Ample alternate liquidity is maintained.

    Standard & Poor's Corporation: The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

        A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1."

    Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

        F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

        F-1: Very strong credit quality, assurance of timely payment is only slightly less in degree than issues rated "F-1+".

        F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-l+" or "F-1" ratings.

    Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptances and letters of credit): Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

        Duff 1--: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

        Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

        Al+: Obligations supported by the highest capacity for timely repayment.

        Al: Obligations supported by a very strong capacity for timely repayment.

        A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

    Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less:

        TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

        TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1)   Agreement and Declaration of Trust of Aon Funds (the "Trust"). **

(a)(2) Resolutions Authorizing Six Series of Shares as amended by Resolutions Terminating and Liquidating Two Series.

(b)      By-Laws of the Trust. **

(c)      Not Applicable

(d)(1) Form of Investment Advisory Agreement between AAI and the Trust, covering the Money Market Fund. **

(d)(2) Form of Investment Advisory Agreement between AAI and the Trust, covering the Government Securities Fund.**

(d)(3) Form of Investment Advisory Agreement between AAI and the Trust, covering the Asset Allocation Fund. **

(d)(4) Form of Investment Advisory Agreement between AAI and the Trust, covering the REIT Index Fund. **

(d)(5)   Permanent and Irrevocable Fee Waive Letter

(e) Form of Distribution Agreement between the Trust and Aon Securities Corporation.**

(f)      None.

(g)(1) Form of domestic Custodian Agreement between the Trust and Firstar Mutual Fund Services LLC ("Firstar"). **

(h)(1) Form of Administration Agreement between the Trust and Aon Securities Corporation ("ASC"). **

(h)(2)   Form of Transfer Agency Agreement between the Trust and Firstar. **

(h)(3)   Form of Accounting Servicing Agreement between the Trust and
         Firstar. **

(h)(4)   Morgan Stanley REIT Index License Agreement. **

(h)(5)   Agreement and Plan of Reorganization. **

(h)(6)   Limited Powers of Attorney. **

(i) Opinion and Consent of Prickett, Jones, Elliott, Kristol & Schnee concerning the legality of the securities to be issued. ***

(j)      Consent of Ernst & Young LLP.

(k)(1)   1999 Report of Independent Auditors. ****

(k)(2)   1999 Statement of Assets and Liabilities. ****

(k)(3)   1999 Statement of Operations. ****

(k)(4)   1999 Statements of Changes in Net Assets. ****

(k)(5)   1999 Portfolio of Investments. ****

(k)(6)   1999 Notes to Financial Statements. ****

(l)(1) Form of Investment Commitment Letter for Initial Capital of Money Market and Asset Allocation Funds. *

(l)(2) Form of Subscription Agreement between Registrant and Combined Insurance Company of America ("Combined") relating to Class C of the Money Market and Asset Allocation Funds. **

(l)(3) Form of Subscription Agreement between Registrant and Combined relating to the Government Securities Fund, REIT Index and International Equity Funds. **

(m)      None

(o)      None.

(p)(1)   Aon Funds Code of Ethics

(p)(2)   Aon Advisors, Inc. Code of Ethics

----------------------------------
* Incorporated herein by reference to pre-effective amendment No. 1 to the Registrant's registration on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on December 5, 1991.

** Incorporated by reference to post-effective amendment No. 8 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on June 11, 1996.

*** Incorporated by reference to post-effective amendment no. 9 to the Registrant's Registration Statement on Form N-1A, file No. 33-43133, filed with the Securities and Exchange Commission on August 23, 1996.

**** Incorporated by reference to the registrant's annual report to shareholders, filed with the Securities and Exchange Commission on January 7, 1999.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         Incorporated herein by reference to post-effective amendment No. 13 to the Registrant's registration on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on March 1, 1999.


ITEM 25. INDEMNIFICATION.

         See Article VII of the Trust's Agreement and Declaration of Trust, filed as Exhibit (a)(1) to this Registration Statement, which provision is incorporated herein by reference.

                  The Investment Advisory Agreements between the Trust and Aon Advisers, Inc. ("Adviser") each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under the Investment Advisory Agreements), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Trust or to any shareholder or to any other person with a beneficial interest in the Trust for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, including without limitation any error of judgment or mistake of law or for any loss suffered by the Trust or any shareholder or other person in connection with the matters to which these Amendments relate, except to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                  In addition, the Trust maintains a directors and officers "errors and omission" liability insurance policy under which the Trust and its directors and officers, among other persons, are named insured.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

                  The Trust's investment advisor, Aon Advisors, Inc., is a wholly-owned subsidiary of Aon Corporation. Aon Advisors, Inc. provides investment advice and management to other investment companies, pension plans, corporations and other organizations. Assets under management include equity securities, fixed income securities and real estate.

                  Set forth below is a list of the directors and principal officers of Aon Advisors, Inc., indicating each business, profession, vocation, or employment of a substantial nature in which each person has been engaged at any time during the past two fiscal years, for his or her own account or in the capacity of director, officer, partner or trustee.

NAME AND POSITION WITH                     OTHER BUSINESS, PROFESSION,
AON ADVISORS, INC.                         VOCATION, OR EMPLOYMENT
----------------------                     ---------------------------
Michael A. Conway                          Director and President, Aon Advisors, Inc., since
Director and President                     1990; Director and Senior Vice President --
                                           Investments, Combined Insurance Company of
                                           America, since 1990; Senior Vice President and
                                           Senior Investment Officer, Aon Corporation, since 1990.

Mark B. Burka                              Senior Executive Director, Aon Advisors, Inc.,
Senior Executive Director                  effective April 1, 1998; Executive Director, Aon
                                           Advisors, Inc., since 1990; Vice President --
                                           Investments, Combined Insurance Company of
                                           America, since 1984.

John Lagedrost                             Executive Director, Aon Advisors, Inc. since 1997;
Executive Director                         Senior Portfolio Manager since 1996; Vice President
                                           since April 1995.

Brian Lawrence                             Treasurer, Aon Advisors, Inc. since 1999;
Treasurer                                  Controller, Aon Securities Corp. since 1996
                                           Controller, Aon Funds since 1996

ITEM 27. PRINCIPAL UNDERWRITERS.

(a)      None.

(b)      Affiliations of Directors and Officers:

                  Set forth below is a list of directors and principal officers of Aon Securities Corporation ("ASC"), indicating the positions and offices held with ASC and with the Registrant. The principal business address of each person listed below is 123 N. Wacker Drive, Chicago, Illinois 60606.

                                                                POSITIONS AND
                           POSITIONS AND OFFICES                OFFICES WITH
NAME                       WITH PRINCIPAL UNDERWRITER           FUND
------------------------   --------------------------------     -------------
Kevin R. Callahan          Chairman of the Board of Directors      None

William Delaney            Director and Chief Compliance Officer   None

Kevin P. Diamond           President, Director, and                None
                           General Securities Principal

Brian H. Lawrence          Controller and Financial Operations     Controller
                           Principal


(c)      Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder and Rule 2a-7 under the 1940 Act will be maintained at the offices of the Trust, the Trust's custodian, Firstar Mutual Fund Services LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, or the Trust's investment adviser, Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois 60606.


ITEM 29. MANAGEMENT OF SERVICES.

                  There are no management related service contracts not discussed in Part A or Part B.


ITEM 30. UNDERTAKINGS.

                  The Trust hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for the Fund is delivered a copy of the Trust's latest annual report to shareholders.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on February 29, 2000.


                                            AON FUNDS


                                            By: /s/ Michael A. Conway
                                               ----------------------------
                                            Michael A. Conway
                                            President


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 2000.

/s/  Michael A. Conway             In his own capacity as] President
------------------------------     and Trustee, and as Attorney-in-Fact
Michael A. Conway                  for each of the Trustees and
                                   Officers of the Trust asterisked
                                   below

/s/  Arlene H. Hardy               Treasurer (principal financial
------------------------------     officer)
Arlene H. Hardy

/s/  Brian  Lawrence               Controller (principal accounting officer)
------------------------------
Brian Lawrence

            *                      Trustee
------------------------------
Michael A.  Cavataio

            *                      Trustee
------------------------------
Charles A. Tribbett

            *                      Trustee
------------------------------
Carleton D. Pearl

            *                      Trustee
------------------------------
Richard J. Peters

                          EXHIBITS FILED WITH FORM N-1A

Exhibit           Description of Exhibit
-------           ----------------------

(a)(2) Resolutions Authorizing Six Series of Shares as amended by Resolutions Terminating and Liquidating Two Series

(d)(5)            Permanent and Irrevocable Fee Waive Letter

(j)               Consent of  Ernst & Young LLP

(p)(1)            Aon Funds Code of Ethics

(p)(2)            Aon Advisors, Inc. Code of  Ethics